------------------------------------------------------------------------------------------------------------------------------------
                                                   1. THIS CONTRACT IS A RATED ORDER      RATING             PAGE      OF    PAGES
             AWARD/CONTRACT                             UNDER DPAS (15 CFR 700)                 D0A5            1               6
------------------------------------------------------------------------------------------------------------------------------------
  2. CONTRACT (Proc. inst. ident.) NO.             3.  EFFECTIVE DATE           4. REQUISITION/PURCHASE REQUEST/PROJECT NO.

      DAAA09-96-C-0019                                  13 SEP 96
------------------------------------------------------------------------------------------------------------------------------------
  5.  ISSUED BY                         CODE         W52P1J      6.  ADMINISTERED BY (if other than item 5) CODE      W52P1J
                                              ------------------                                                 ------------------
        HQ I0C
        AMS IO-ACE-S
        MAJOR SANDY DOMINGOS  /309-782-5799
        ROCK ISLAND IL 61299-6000

                                                                 SCD C        PAS NONE                  ADP PT   W52PIJ
------------------------------------------------------------------------------------------------------------------------------------
   7.  NAME AND ADDRESS OF CONTRACTOR                                         8.  DELIVERY
       (No., street, city, county, State and ZIP Code)                            [_] FOB ORIGIN [X] OTHER (See Below) SEE SCHEDULE
                                                                             -------------------------------------------------------
        GENERAL PHYSICS CORP                                                  9.  DISCOUNT FOR PROMPT PAYMENT
        6700 ALEXANDER BELL DR
        COLUMBIA MD 21046-0000                          A

                                                                             -------------------------------------------------------
                                                                             10.  SUBMIT INVOICES                   ITEM
---------------------------------------------------------------------------  (4 copies unless otherwise specified)
  CODE        64825                             FACILITY CODE                TO THE ADDRESS SHOWN IN:                    12
------------------------------------------------------------------------------------------------------------------------------------
  11.  SHIP TO/MARK FOR                  CODE                     12.  PAYMENT WILL BE MADE BY                   CODE    W52H1C
                                              ------------------                                                 ------------------
        SEE SCHEDULE                                                      DEFENSE FINANCE & ACCOUNTING SERVICE
                                                                          ROCK ISLAND OPERATING LOCATION
                                                                          ATTN DFAS-RF-FPV
                                                                          BUILDING 68
                                                                          ROCK ISLAND IL 61299-8301
------------------------------------------------------------------------------------------------------------------------------------
  13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  14.  ACCOUNTING AND APPROPRIATION DATA

[_] 10 U.S.C. 2304 (CX) (   )   [_] 41 U.S.C 258(c)(        )             SEE SECTION G OF THE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
15A.  ITEM NO           15B.  SUPPLIES/SERVICES                  15C.  QUANTITY     15D.  UNIT     15E.  UNIT PRICE   15F.  AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT TYPE:  COST-PLUS-AWARD FEE


------------------------------------------------------------------------------------------------------------------------------------
                                                                                15G.  TOTAL AMOUNT OF CONTRACT     $ 44,961,096
------------------------------------------------------------------------------------------------------------------------------------
     6                                        16.  TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
 (X)  SEC          DESCRIPTION                  PAGE(S)  (X)  SEC                 DESCRIPTION                          PAGE (S)
------------------------------------------------------------------------------------------------------------------------------------
              PART I -- THE SCHEDULE                                       PART II -- CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
  X    A    SOLICITATION/CONTRACT FORM               1    X    I    CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
  X    B    SUPPLIES OR SERVICES AND PRICES/COSTS    2    PART III -- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
  X    C    DESCRIPTION/SPECS./WORK STATEMENT             X    J    LIST OF ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
  X    D    PACKAGING AND MARKING                           PART IV -- REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
  X    E    INSPECTION AND ACCEPTANCE                2         K    REPRESENTATIONS, CERTIFICATIONS AND
---------------------------------------------------------            OTHER STATEMENTS OF OFFERORS
  X    F    DELIVERIES OR PERFORMANCE                2
------------------------------------------------------------------------------------------------------------------------------------
  X    G    CONTRACT ADMINISTRATION DATA             6         L    INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
  X    H    SPECIAL CONTRACT REQUIREMENTS                      M    EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APLLICABLE
-----------------------------------------------------------------------------------------------------------------------------------

17.  [X]  CONTRACTOR'S NEGOTIATED AGREEMENT     (Contractor is required to sign
this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the enlistation if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. [_] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number DAAA0995R0020 including the additions or changes made by you which additions or changes are set forth in full above is hereby accepted or to the items listed above and on any continuation sheets. This award consumates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A.  NAME AND TITLE OF SIGNER (Type or print)

      John McAuliffe
      Chief Operating Officer
--------------------------------------------------------------------------------
19B.  NAME OF CONTRACTOR                        19C.  DATE SIGNED

By: /s/ John McAuliffe                                9/13/96
    ----------------------------------------
    (Signature of person authorized to sign)
--------------------------------------------------------------------------------
20A.  NAME OF CONTRACTING OFFICER

      STEVEN D. HERMAN
--------------------------------------------------------------------------------
20B.  UNITED STATES OF AMERICA                  20C.  DATE SIGNED

By: /s/ Steven D. Herman                              13 Sep 96
   ------------------------------------------
   (Signature of Contracting Officer)
--------------------------------------------------------------------------------

NSN 7540-01-8069                25-106                 STANDARD FORM 26 (REV. 4-86)
PREVIOUS EDITIONS UNUSABLE   GPO : 1986 0 - 478-632    Prescripted by GSA FAR (48 CFR)

                               DAAA09-96-C-0019                       PAGE 1a


SECTION A - SUPPLEMENTAL INFORMATION

1. SOLICITATION DAAA09-95-R-0020. WITH AMENDMENTS 0001-0005, IS HEREBY INCORPORATED INTO THE CONTRACT.

2. AWARD IS HEREBY MADE FOR THE FOLLOWING CLINS:

   0002 (0002AA-0002AF and options 0002AG-0002AI), 0003 (0003AA-0003AF), 0004,
0005 (0005AA-0005AF), 0006 (0006AA-0006AF), 0007 (0007AA-0007AG), 0008
(0008AA-0008AG), 0009 (0009AA-0009AG), 0010 (0010AA-0010AG) OF YOUR OFFER UNDER
SOLICITATION DAAA09-95-R-0020.

3. FUNDS ARE HEREIN OBLIGATED FOR PERFORMANCE OF THE FOLLOWING SOLICITATION
SUBCLINS:

   A.  0002AA IN THE AMOUNT OF $923,956.00.

   B.  0003AA IN THE AMOUNT OF $125,741.00.

   C.  0005AA IN THE AMOUNT OF $119,070.00.

   D.  0006AA IN THE AMOUNT OF $5,038.00.

   E.  0007AA IN THE AMOUNT OF $104,808.00.

   F.  0008AA IN THE AMOUNT OF $10,716.00.

   G.  0009AA IN THE AMOUNT OF $270,349.00.

   H.  0010AA IN THE AMOUNT OF $719.00.

4. BASE FEE IS ZERO PERCENT, AND AWARD FEE IS 9 PERCENT OF FEE BEARING ESTIMATED COST.

5. OTHER AWARDED CLINS WILL BE INCREMENTALLY FUNDED AND ARE SUBJECT TO THE PROVISIONS OF FAR CLAUSE 52.232-22. The FY97 AND SUBSEQUENT SUBCLINS ARE AWARDED SUBJECT TO THE AVAILABILITY OF FUNDS. THE CONTRACTOR SHALL COMMENCE NO WORK NOR INCUR ANY OBLIGATIONS UNDER THESE CLINS UNTIL NOTIFIED IN WRITING BY THE CONTRACTING OFFICER THAT FUNDS ARE AVAILABLE.

6. GENERAL PHYSICS TECHNICAL AND MANAGEMENT PROPOSAL DATED 16 NOVEMBER 1995, AS REVISED BY LETTERS DATED 17 APRIL 1996 AND 9 MAY 1996, IS HEREBY INCORPORATED INTO THE CONTRACT.

DAAA09-96-C-0019                                       PAGE 1b

7. GENERAL PHYSICS SUBCONTRACTING PLAN DATED 12 JULY 1996 IS HEREBY INCORPORATED INTO THE CONTRACT.


                                                           -------------------------------------------------------------------------
                                                           Reference No. of Document Being Continued                Page
CONTINUATION SHEET                                         DAAA09-96-C-0019                                            2 of 6
------------------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor           GENERAL PHYSICS CORP
------------------------------------------------------------------------------------------------------------------------------------
  ITEM NO                                  SUPPLIES/SERVICES          QUANTITY       UNIT      UNIT PRICE          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                            -NOTICE-
                                EXCEPT FOR NOTES AND GENERAL
                                INFORMATION RELATING TO THE
                                SCHEDULE, SECTIONS B, C, D,
                                E & F ARE CONSTRUCTED AT
                                CONTRACT LIKE ITEM LEVEL.

                                SECTION B- Supplies or Services
                                ---------
                                and Prices/Costs
         0002                   NOUN: TRAINING DEVELOPMENT
                                SECURITY CLASS: UNCLASSIFIED

         0002AA                 CSDP TRAINING DEVELOPMENT (FY96)                                $                  $     923,936.00
                                PRON: ICGRO100IC                                                  ---------------    --------------
                                    NON MILSTRIP
                                CUSTOMER ORDER NUMBER: M64529
                                AMS CD: P000301

                                SECTION E - Inspection and
                                ---------
                                Acceptance
                                INSPECTION: ORIGIN
                                ACCEPTANCE: ORIGIN

                                SECTION F - Deliveries or
                                ---------
                                Performance
                                DLVR SCH    PERF COMPL
                                 REL CD        DT        QUANTITY
                                --------    --------     --------
                                  001        97SEP13            0
                                                        $  923936.00

                                SECTION B - Supplies or Services
                                ---------
                                and Prices/Costs
         0003                   NOUN: CSDP TRAINING OPNS
                                SECURITY CLASS: UNCLASSIFIED

         0003AA                 CSDP TRAINING OPNS (FY 96)                                      $                  $     125,741.00
                                PRON: IC6R0100IC    ACRN: AA                                      ---------------    --------------
                                    NON MILSTRIP
                                CUSTOMER ORDER NUMBER: M64529
                                AMS CD: P000301

                                SECTION E - Inspection and
                                ---------
                                Acceptance
                                INSPECTION: ORIGIN
                                ACCEPTANCE: ORIGIN

                                SECTION F - Deliveries or
                                ---------
                                Performance
                                DLVR SCH    PERF COMPL
                                 REL CD        DT        QUANTITY
                                --------    ----------   --------
                                   001       97SEP13            0
                                                        $  125741.00

                                SECTION B - Supplies or Services and
                                ---------
                                Prices/Costs
         0005                   NOUN: TREATY COMPLIANCE AND
                                  VERIFIC
                                SECURITY CLASS: UNCLASSIFIED

         0005AA                 TREATY TRAINING DEVELOPMENT (FY96)                              $                  $     119,070.00
                                                                                                  --------------     --------------

------------------------------------------------------------------------------------------------------------------------------------
 NSN 7540-01-152-8067                                        50336-101                                 OPTIONAL FORM 336(4-86)
                                                                                                       Sponsored by GSA
                                                                                                       FAR (48 CHR) 53.110

-------------------------------------------------------------------------------------------------------------------------
    CONTINUATION SHEET                                 Reference No. of Document Being Continued                Page
                                                       DAAA09-96-C-0019                                         3 of 6
-------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor   GENERAL PHYSICS CORP
-------------------------------------------------------------------------------------------------------------------------
  ITEM NO          SUPPLIES/SERVICES                             QUANTITY    UNIT        UNIT PRICE             AMOUNT
-------------------------------------------------------------------------------------------------------------------------
               PRON:  1C6R0096IC     ACRN: AB
                    NON MILSTRIP
               CUSTOMER ORDER NUMBER: CML2796
               AMS CD: P320000

               SECTION E - Inspection and Acceptance
               ---------
               INSPECTION:  ORIGIN      ACCEPTANCE:  ORIGIN

               SECTION F - Deliveries or Performance
               ---------
               DLVR SCH         PERF COMPL

                REL CD              DT         QUANTITY
               ---------       -----------     --------
                  001            97SEP13              0
                                             $    119070.00

               SECTION B - Supplies or Services and Prices/Costs
               ---------
 0006          NOUN: TREATY COMPL. & VERIF.
               SECURITY CLASS:  UNCLASSIFIED

 0006AA        TREATY TRAINING OPMS.  (FY 96)                                            $                 $      5,038.00
               PRON:  IC6R0101IC         ACRN:  AC                                        --------------    --------------
                     NON MILSTRIP
               CUSTOMER ORDER NUMBER:  965030000
               AMS  CD:  P9601-252900

               SECTION E - Inspection and Acceptance
               ---------
               INSPECTION:  ORIGIN      ACCEPTANCE:  ORIGIN

               SECTION F - Deliveries or Performance
               ---------

                DLVR SCH        PERF COMPL
                 REL CD            DT           QUANTITY
               ---------        ----------      --------
                  001             97SEP13              0
                                              $     5038.00

               SECTION B - Supplies or Services and Prices/Costs
               ---------
007            NOUN:  AWARD FEE
               SECURITY CLASS:  UNCLASSIFIED

0007AA         AWARD FEE (CLIN 0002AA & 0003AA)                                          $                 $    104,808.00
               PRON:  1C6RO1001C        ACRN:  AA                                         --------------    --------------
                        NON MILSTRIP
               CUSTOMER ORDER NUMBER:  M64529
               AMS CD:  P000301

               SECTION E - Inspection and Acceptance
               ---------
               INSPECTION:  ORIGIN      ACCEPTANCE:  ORIGIN

               SECTION F -  Deliveries or Performance
               ---------
               DLVR SCH         PERF COMPL
                REL CD             DT           QUANTITY
              ---------       ------------      --------
                 001            97SEP13                0
                                              $   104808.00

NSN 7540-01-152-8067                                            50336-101                                 OPTICAL FORM 336(4-86)
                                                                                                          Sponsored by GSA
                                                                                                          FAR (48 CFR) 53.110

     CONTINUATION SHEET                Reference No. of Document Being Continued              Page
                                       DAAA09-96-C-0019                                             4 of 6
-----------------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor    GENERAL PHYSICS CORP
-----------------------------------------------------------------------------------------------------------------------------------
  ITEM NO               SUPPLIES/SERVICES                              QUANTITY       UNIT           UNIT PRICE       AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                   SECTION B - Supplies or Services and Prices/Costs
                   ---------
   0008            NOUN: AWARD FEE
                   SECURITY CLASS: UNCLASSIFIED

   0008AA          AWARD FEE (CLIN 0005AA & 0006AA)                                                  $                 $   10,716.00
                   FROM:  IC6R0096IC        ACRN: AB                                                   ------------      -----------
                        NON MILSTRIP
                   CUSTOMER ORDER NUMBER: CML2796
                   AMS CD: P320000


                   SECTION E - Inspection and Acceptance
                   ---------
                   INSPECTION: ORIGIN    ACCEPTANCE: ORIGIN

                   SECTION F - Deliveries or Performance
                   ---------
                   DLVR SCH      PERF COMPL
                    REL CD          DT           QUANTITY
                    ------       --------        --------
                     001          97SEP13               0
                                               $   10716.00

                   SECTION B - Supplies or Services and Prices/Costs
                   ---------
   0009            NOUN: PASS THRU COSTS
                   SECURITY CLASS: UNCLASSIFIED

   0009AA          PASS THRU COSTS (CSDP ITEMS)                                                      $                 $ 270,349.00
                   PRON: IC6R0100IC        ACRN: AA                                                    ------------      ----------
                        NON MILSTRIP
                   CUSTOMER ORDER NUMBER: M64529
                   AMS CD: P000301


                   SECTION E - Inspection and Acceptance
                   ---------
                   INSPECTION: ORIGIN     ACCEPTANCE: ORIGIN

                   SECTION F - Deliveries or Performance
                   ---------
                   DLVR SCH     PERF COMPL
                    REL CD          DT           QUANTITY
                   --------     ----------       --------
                     001          97SEP13               0
                                               $  270349.00

                   SECTION B - Supplies or Services and Prices/Costs
                   ---------
   0010            NOUN: PASS THRU COSTS
                   SECURITY CLASS: UNCLASSIFIED

   0010AA          PASS THRU COSTS (TREATY ITEMS)                                                     $                 $     719.00
                                                                                                        ------------      ----------
                   PRON: IC6R0096IC          ACRN: AB
                        NON MILSTRIP
                   CUSTOMER ORDER NUMBER: CML2796
                   AMS CD: P320000

                   SECTION E - Inspection and Acceptance
                   ---------
                   INSPECTION: ORIGIN    ACCEPTANCE: ORIGIN

                   SECTION F - Deliveries or Performance
                   ---------
                   DLVR SCH     PERF COMPL

-----------------------------------------------------------------------------------------------------------------------------------
  NSN 7540-01-152-8067                                        50336-101                                     OPTIONAL FORM 336(4-86)
                                                                                                            Sponsored by GSA
                                                                                                            FAR (48 CFR) 53.110



------------------------------------------------------------------------------------------------------------------------------------
                                               Reference No. of Document Being Continued                 Page
   CONTINUATION SHEET
                                               DAAA09-96-C-0019                                                5 of 6
------------------------------------------------------------------------------------------------------------------------------------
Name of Offeror or Contractor     GENERAL PHYSICS CORP
------------------------------------------------------------------------------------------------------------------------------------
   ITEM NO.                            SUPPLIES/SERVICES                QUANTITY    UNIT      UNIT PRICE                AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                       REL CD           DT             QUANTITY
                    -----------    -------------     ------------
                        001           975SEP13                0
                                                   $         719.00









------------------------------------------------------------------------------------------------------------------------------------

NSN 7540-01-152-8067     50336-101                     OPTIONAL FORM 336(4-86)
                                                       SPONSORED by GSA
                                                       FAR (48 CFR) 53.110

                                  SCHEDULE B

                     SUPPLIES OR SERVICES AND PRICES/COSTS



BID ITEM                                          UNIT OF       ESTIMATED
CLIN       DESCRIPTION                       QTY  MEASURE      TOTAL AMOUNT

0001       Not Used

002 Training Development includes: Maintaining the CSDP Design Documents, Developing Training Materials, Instructor Training and Certification, Non-CSDP Workforce Training, Design and Material Development, Validation of Procedures used in Conjunction with Training Test and Evaluation, Verification of Training Materials,

0002AA CSDP Training Development   (FY 1996)  1   JOB         $   923,956
                                                               -----------
0002AB CSDP Training Development   (FY 1997)  1   JOB         $   -0-
                                                               -----------

0002AC CSDP Training Development   (FY1998)   1   JOB         $   596,616
                                                               -----------

0002AD CSDP Training Development   (FY1999)   1   JOB         $   401,168
                                                               -----------

0002AE CSDP Training Development   (FY2000)   1   JOB         $   384,649
                                                               -----------

0002AF CSDP Training Development   (FY2001)   1   JOB         $   373,452
                                                               -----------

Note:  The three option years will be exercised as a single option.
0002AG Option CSDP Training Development (FY2002) 1 JOB        $   415,860
                                                               -----------

0002AH Option CSDP Training Development (FY2003) 1 JOB        $   449,105
                                                               -----------

0002AI Option CSDP Training Development (FY2004) 1 JOB        $   197,369
                                                               -----------

0002 Sub Total                                                $ 3,742,175
                                                               -----------

0003 CSDP Training Operations includes: Technical Management, Non-Work Force Training, CDTF Facility Operations and Maintenance, Initial Training of the CSDP Workforce, CSDP Continuing Training, PCSS Updating and Maintenance, Quality Assurance/Quality Control Lessons Learned, Procurement, Storage and Warehousing, Configuration Control, Protocol, Property Administration, Safety, Data Control, Environmental Compliance, and Request for Information


0003AA CSDP Training Operations        (FY1996)  1  JOB        $   125,741
                                                                -----------

0003AB CSDP Training Operations        (FY1997)  1  JOB        $ 2,642,339
                                                                -----------

0003AC CSDP Training Operations        (FY1998)  1  JOB        $ 3,332,694
                                                                -----------

0003AD CSDP Training Operations        (FY1999)  1  JOB        $ 4,141,449
                                                                -----------

0003AE CSDP Training Operations        (FY2000)  1  JOB        $ 4,889,648
                                                                -----------

0003AF CSDP Training Operations        (FY2001)  1  JOB        $ 5,188,639
                                                                -----------

Note:  The three option years will be exercised as a single option.
0003AG  Option CSDP Training Operations (FY2002) 1  JOB        $ 5,199,891
                                                                -----------

0003AH Option CSDP Training Operations (FY2003)  1  JOB        $ 4,011,409
                                                                -----------

0003AI Option CSDP Training Operations (FY2004)  1  JOB        $ 1,992,076
                                                                -----------

0003   Sub Total                                                $ 31,523,886
                                                                 -----------

0004   Closure includes: Concept of Closure and Closure Environmental Compliance

0004   Option Closure    (FY2004)                   1        JOB   $   543,941
                                                                    -----------

0005   Treaty Compliance and Verification includes: Training Development.
0005AA Treaty Training Development        (FY1996)   1        JOB   $  119,070
                                                                     ---------
0005AB Treaty Training Development        (FY1997)   1        JOB   $
                                                                     ---------
0005AC Treaty Training Development        (FY1998)   1        JOB   $
                                                                     ---------
0005AD Treaty Training Development        (FY1999)   1        JOB   $
                                                                     ---------
0005AE Treaty Training Development        (FY2000)   1        JOB   $
                                                                     ---------
0005AF Treaty Training Development        (FY2001)   1        JOB   $
                                                                     ---------
Note:  The three option years will be exercised as a single option.
0005AG Option Treaty Training Development (FY2002)   1        JOB   $
                                                                     ---------

0005AH Option Treaty Training Development  (FY2003)  1        JOB   $
                                                                     ---------
0005AI Option Treaty Training Development  (FY2004)  1        JOB   $
                                                                     ---------

0005   Sub Total                                                    $  119,070
                                                                     ---------

0006   Treaty Compliance and Verification includes: Course Conduct of Treaty and
Verification

0006AA Treaty Training Operations          (FY1996)  1        JOB   $    4,714
                                                                     ---------
0006AB Treaty Training Operations          (FY1997)  1        JOB   $
                                                                     ---------
0006AC Treaty Training Operations          (FY1998)  1        JOB   $
                                                                     ---------
0006AD Treaty Training Operations          (FY1999)  1        JOB   $
                                                                     ---------
0006AE Treaty Training Operations          (FY2000)  1        JOB   $
                                                                     ---------
0006AF Treaty Training Operations          (FY2001)  1        JOB   $
                                                                     ---------
Note:  The three option years will be exercised as a single option.
0006AG Option Treaty Training Operations   (FY2002)  1        JOB   $
                                                                     ---------
0006AH Option Treaty Training Operations   (FY2003)  1        JOB   $
                                                                     ---------

0006AI Option Treaty Training Operations  (FY2004)   1        JOB   $
                                                                     ---------

0006   Sub Total                                                    $    4,714
                                                                     ---------

0007   BASE FEE and AWARD FEE ON CSDP CLINS       BASE FEE       AWARD FEE
0007AA On SubCLINS 0002AA, 0003AA (FY1996)        $                 $   104,808
                                                   ------------      ----------

0007AB     On SubCLINS 0002AB, 0003AB (FY1997)    $                 $   227,219
                                                   ------------      ----------

0007AC     On SubCLINS 0002AC, 0003AC (FY1998)    $                 $   353,566
                                                   ------------      ----------

0007AD     On SubCLINS 0002AD, 0003AD (FY1999)     $                 $   408,736
                                                    ------------      ----------

0007AE     On SubCLINS 0002AE, 0003AE (FY2000)     $                 $   474,584
                                                    ------------      ----------

0007AF     On SubCLINS 0002AF, 0003AF (FY2001)     $                 $   500,483
                                                    ------------      ----------

0007AG     On SubCLINS 0004           (FY2004)     $                  $   48,955
                                                    ------------       ---------
Note:  The three option years will be exercised as a single option.

0007AH     Option Base and Award Fee  (FY2002)     $                  $  505,308
                                                    ------------       ---------
0007AI     Option Base and Award Fee  (FY2003)     $                  $  401,333
                                                    ------------       ---------
0007AJ     Option Base and Award Fee  (FY2004)     $                  $  196,990
                                                    ------------       ---------

0007       Sub Total                               $                  $3,221,982
                                                    ------------       ---------

0008    BASE AND AWARD FEE on Treaty CLINS            BASE FEE       AWARD FEE
0008AA On SubCLINS 0005AA and 0006AA      (FY1996) $                  $   11,040
                                                    ------------       ---------
0008AB On SubCLINS 0005AB and 0006AB      (FY1997) $                  $
                                                    ------------       ---------
0008AC On SubCLINS 0005AC and 0006AC      (FY1998) $                  $
                                                    ------------       ---------
0008AD On SubCLINS 0005AD and 0006AD      (FY1999) $                  $
                                                    ------------       ---------
0008AE On SubCLINS 0005AE and 0006AE      (FY2000) $                  $
                                                    ------------       ---------
0008AF On SubCLINS 0005AF and 0006AF      (FY2001) $                  $
                                                    ------------       ---------
0008AG On SubCLINS 0005AF and 0006AF      (FY2001) $                  $
                                                    ------------       ---------
Note:  The three option years will be exercised as a single option.

0008AH     Option Base and Award Fee  (FY2002)     $                 $
                                                    ------------      ---------
0008AI     Option Base and Award Fee  (FY2003)     $                 $
                                                    ------------      ---------
0008AJ     Option Base and Award Fee  (FY2004)     $                 $
                                                    ------------      ---------
0008       Sub Total                               $                 $   11,040
                                                    ------------      ---------
0009       Pass Through Costs on CSDP Items
0009AA     Pass Through Costs On SubCLINS 0002AA, 0003AA    (FY1996) $  270,349

0009AB     Pass Through Costs On SubCLINS 0002AB, 0003AB    (FY1997) $  384,125

0009AC     Pass Through Costs On SubCLINS 0002AC, 0003AC    (FY1998) $  641,453

0009AD     Pass Through Costs On SubCLINS 0002AD, 0003AD    (FY1999) $  885,810
                                                                      ---------
0009AE     Pass Through Costs On SubCLINS 0002AE, 0003AE    (FY2000) $  868,917
                                                                      ---------
0009AF     Pass Through Costs On SubCLINS 0002AF, 0003AF    (FY2001) $  680,549
                                                                      ---------
0009AG     Pass Through Costs On CLIN 0004                  (FY2004) $    7,296
                                                                      ---------
Note:  The three option years will be exercised as a single option.

0009AH   Option Pass Through Costs (FY2002)                          $  945,311
                                                                      ---------
0009AI   Option Pass Through Costs (FY2003)                          $  667,572
                                                                      ---------
0009AJ   Option Pass Through Costs (FY2004)                          $  442,187
                                                                      ---------

0009     Sub Total                                                   $5,793,569
                                                                      ---------

0010 Pass Through Costs on Treaty Items

0010AA Pass Through Costs On SubCLINS 0005AA and 0006AA    (FY1996)  $    719
                                                                      -------
0010AB Pass Through Costs On SubCLINS 0005AB and 0006AB    (FY1997)  $
                                                                      -------
0010AC Pass Through Costs On SubCLINS 0005AC and 0006AC    (FY1998)  $
                                                                      -------
0010AD Pass Through Costs On SubCLINS 0005AD and 0006AD    (FY1999)  $
                                                                      -------
0010AE Pass Through Costs On SubCLINS 0005AE and 0006AE    (FY2000)  $
                                                                      -------
0010AF Pass Through Costs On SubCLINS 0005AF and 0006AF    (FY2001)  $
                                                                      -------
0010AG Pass Through Costs On SubCLINS 0005AF and 0006AF    (FY2001)  $
                                                                      -------
Note:  The three option years will be exercised as a single option.
0010AH   Option Pass Through Costs (FY2002)                          $
                                                                      -------
0010AI   Option Pass Through Costs (FY2003)                          $
                                                                      -------
0010AJ   Option Pass Through Costs (FY2004)                          $
                                                                      -------
0010     Sub Total                                                   $
                                                                      -------
         Grand Totals

         Total on CLINs  0002, 0003 and 0007                    $ 38,488,043
                                                                ------------

         Total on CLIN 0004                                     $    543,941
                                                                ------------

         Total on CLINs 0005, 0006 and 0008                     $    134,824
                                                                ------------

         Total on CLINs 0009 and 0010                           $  5,794,288
                                                                ------------


         Grand Totals of all CLINS                               $44,961,096
                                                                 -----------

PROCUREMENT NOTES:

1. Costs shall be shown in values which have been adjusted for inflation. There will be no cost adjustments for inflation for the life of this contract except for compensations covered under DOL Wage Determinations.

2. All equipment, spare parts, utilities and consumables shall be purchased as a non-fee bearing purchase cost, and shall not be subject to fee. Similarly, all contractor travel and costs associated with the movement, storage and sale of personal effects, household goods and automobiles, as allowed by the FAR, shall be costed as a non-fee bearing purchase cost, and shall not be subject to fee.

3. Funds are hereby obligated for CLINs 0002AA, 0003AA, 0005AA, 0006AA, 0007AA, 0008AA, 0009AA, 0010AA only. The award of all other CLINs is subject to the availability of funds and until such time as the Procuring Contracting Officer affirmatively advises that funds are available for these other CLINs, the Government is under no obligation to pay the contractor for any costs incurred against these other CLINs.

5. The costs for all Systems Engineering and Project Management shall be placed in the CLINs for which these activities support.

6. Items in Section B, Schedule which will not commence for more than one year after award will be renegotiated. For those line items started after one (1) year of award, the Government may request the contractor to submit a revised cost proposal for the applicable line item or sub-line item, of work to be accomplished. Such proposal shall be submitted in detail satisfactory to the Contracting Officer, and shall include data required in accordance with PL 87-653, PL 97-86, and FAR 15.804-2. The contractor and Contracting Officer (or his designated representatives) shall then enter into good faith negotiations to establish the revised estimated cost for that line item or subline item.

                                   SECTION C


                  Descriptions/Specifications/Work Statement

                                     INDEX


Paragraph    Title                                          Page Number
                                                            Number

0.0          Notices to the Offeror/Contractor                              C-01

0.2          Costs/Instructions                                             C-01

0.3          Notice of Foreign Travel                                       C-01

1.0          Scope                                                C-01

1.1          Background                                           C-01

1.2          Major Interfaces for the Systems Contractor For
              Training                                            C-03

1.3          Contract Objectives                                            C-04

1.4          Organization of the Scope of Work                    C-04

2.0          Applicable Documents                                           C-05

3.0          Project Support                                      C-06

3.1          Management Implementation                                      C-06

3.2          Project Controls                                     C-06

3.3          Project Administration                                         C-09

4.0          Training Development                                           C-10

4.1          Maintaining the CSDP Design Documents                          C-10

4.2          Developing CSDP Training Material                              C-11

4.3          Instructor Training and Certification                          C-12

4.4          Non-CSDP Training Design and Materials Development   C-13

4.5          Validation of Procedures Used in Conjunction with              C-13
              Training

4.6          Hiring Critiria                                                C-14

4.7          Verification Training Design and Materials
              Development                                         C-14

4.8          Test and Evaluation                                            C-14

4.9          Non-Stockpile Training Analysis, Design and
              Development                                         C-15

4.10         Non-Workforce Training Development                   C-15


4.11         Simulation Development for Alternate Technologies    C-16


5.0          Training Operations                                            C-16

5.1          Technical Management                                           C-16

5.2          Non-Work Force Training                              C-19

5.3          CDTF Facility Operations and Maintenance                       C-19

5.4          Initial Training of the CSDP Workforce                         C-21

5.5          CSDP Continuing Training                                       C-21

5.6          Replacement Training for the CSDP Workforce                    C-21

5.7          Update and Refresher Training                        C-21

5.8          PCSS Updating and Maintenance                        C-22

5.9          Quality Assurance/Quality Control Lessons Learned    C-22

5.10         Procurement                                          C-23

5.11         Storage and Warehousing                                        C-24

5.12         Configuration Control                                          C-25

5.13         Protocol                                             C-26

5.14         Property Administration                              C-27

5.15         Safety                                                         C-27

5.16         Data Control                                                   C-29

5.17         Environmental Compliance                                       C-32

6.0          Closure                                              C-33

6.1          Concept Of Closure                                             C-33

6.2          Organization                                                   C-33

7.0          Government Provided Services                         C-34

7.1          Fire and Police Protection                                     C-34
7.2          Calibration and Use                                            C-34

7.3          Laundry Services                                     C-34

7.4          Food Services                                                  C-34

7.5          Utility Maintenance                                            C-34

7.6          Roadway Maintenance                                            C-34

7.7          Hood Certification                                             C-34

                           LIST OF ACRONYMS
ABCDF          ABERDEEN CHEMICAL AGENT DISPOSAL FACILITY
AC             AFTER CONTRACT
ACAMS          AUTOMATIC CONTINUOUS AGENT MONITORING SYSTEM
ACO            ADMINISTRATIVE CONTRACTING OFFICER
ACWP           ACTUAL COST OF WORK PERFORMED
ADP            AUTOMATED DATA PROCESSING
ADPE           AUTOMATED DATA PROCESSING EQUIPMENT
AED            AMMUNITION ENGINEERING/FABRICATION DIVISION
AMC            ARMY MATERIAL COMMAND
AMCCOM              ARMY ARMAMENT MUNITIONS AND CHEMICAL COMMAND
ANAD           ANNISTON ARMY DEPOT, AL
ANCDF          ANNISTON CHEMICAL AGENT DISPOSAL FACILITY
ANSI           AMERICAN NATIONAL STANDARDS INSTITUTE
APC            ADVANCED PROCESS CONTROL TRAINING COURSE
APG-AA              ABERDEEN PROVING GROUND - ABERDEEN AREA
APG-EA              ABERDEEN PROVING GROUND - EDGEWOOD AREA
APG-SA              ABERDEEN PROVING GROUND SUPPORT ACTIVITY
APP            ACCIDENT PREVENTION PLAN
AR             ARMY REGULATION
ASC            ALLOWABLE STACK CONCENTRATION

BAC            BUDGET AT COMPLETION
BCWP           BUDGETED COST OF WORK PERFORMED
BCWS           BUDGETED COST OF WORK SCHEDULED
BDS            BULK DRAIN STATION MAINTENANCE TRAINING COURSE Or BULK DRAIN
               STATION
BGCDF          BLUE GRASS CHEMICAL AGENT DISPOSAL FACILITY
BNI            BECHTEL NATIONAL, INCORPORATED
BRA            BRINE REDUCTION AREA

CADD           COMPUTER AIDED DRAFTING DESIGN
CAE            CONTRACTOR ACQUIRED EQUIPMENT
CAIRA          CHEMICAL ACCIDENT/INCIDENT RESPONSE AND ASSISTANCE
CAIS           CHEMICAL AGENT IDENTIFICATION SETS
CAMDS          CHEMICAL AGENT MUNITIONS DISPOSAL SYSTEM
CAMS           COMPUTER ASSISTED MANUFACTURING SYSTEM
CASARMS             CHEMICAL AGENT STANDARD ANALYTICAL REFERENCE MATERIALS
CDF            CHEMICAL AGENT DISPOSAL FACILITY
CCB            CONFIGURATION CONTROL BOARD
CDRL           CONTRACT DATA REQUIREMENTS LIST
CDTF           CHEMICAL DEMILITARIZATION TRAINING FACILITY
CEMS           CONTINUOUS EMISSION MONITORING SYSTEM
CFR            CODE OF FEDERAL REGULATIONS
CHB            CONTAINER HANDLING BUILDING
CLA            CHEMICAL LIMITED AREA
CLIN           CONTRACT LINE ITEM NUMBER
CM             CORRECTIVE MAINTENANCE
COR            CONTRACTING OFFICER'S REPRESENTATIVE
CPAF           COST PLUS AWARD FEE
CPI            COST PERFORMANCE INDEX
CPR            COST PERFORMANCE REPORT
CPRP           CHEMICAL PERSONNEL RELIABILITY PROGRAM
C/SCS          COST/SCHEDULE CONTROL SYSTEM
C/SCSC         COST/SCHEDULE CONTROL SYSTEM CRITERIA
CSDP           CHEMICAL STOCKPILE DISPOSAL PROGRAM
CSCI           CONFIGURATION S  C ITEM

CSI            CHEMICAL SURETY INSPECTION
CSM            CHEMICAL SURETY MATERIAL
C/SSR          COST/SCHEDULE STATUS REPORT
CTV            CLOSED CIRCUIT TELEVISION MAINTENANCE COURSE
CWBS           CONTRACT WORK BREAKDOWN STRUCTURE

DA             DEPARTMENT OF THE ARMY
DAAMS          DEPOT AREA AIR MONITORING SYSTEM
DAC            DAYS AFTER CONTRACT (AWARD)
DATS           DRILL AND TRANSFER SYSTEM
DCAA           DEFENSE CONTRACT AUDIT AGENCY
DD             DEPARTMENT OF DEFENSE (Form Designation)
DDCC           DATA and DOCUMENT CONTROL CENTER
DESCOM              U.S. ARMY DEPOT SYSTEMS COMMAND
DFARS          DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT
DFS            DEACTIVATION FURNACE SYSTEM
DHHS           DEPARTMENT OF HEALTH AND HUMAN SERVICES
DID            DATA ITEM DESCRIPTION
DISC           DESIGN INTEGRATION SUPPORT CONTRACTOR
DoD            DEPARTMENT OF DEFENSE
DoL            DEPARTMENT OF LABOR
DPE            DEMILITARIZATION PROTECTIVE ENSEMBLE
DRMO           DEFENSE REUTILIZATION AND MARKETING OPERATIONS
DUN            DUNNAGE INCINERATOR

EAC            EQUIPMENT ACQUISITION CONTRACTOR
EACEI          EQUIPMENT ACQUISITION, CONSTRUCTION & EQUIPMENT INSTALLATION
ECP            ENGINEERING CHANGE PROPOSAL
EDI            ELECTRONIC DATA INTERCHANGE
EIC            EQUIPMENT INSTALLATION CONTRACTOR
EIS            ENVIRONMENTAL IMPACT STATEMENT
EM             ENGINEERING MANUAL
EPA            ENVIRONMENTAL PROTECTION AGENCY
ERDEC          EDGEWOOD RESEARCH, DEVELOPMENT AND ENGINEERING CENTER

FAR            FEDERAL ACQUISITION REGULATION
FAWB           FUNCTIONAL ANALYSIS WORK BOOK
FCCB           FIELD CONFIGURATION CONTROL BOARD
FFP            FIRM FIXED PRICE
FIRMR          FEDERAL INFORMATION RESOURCES MANAGEMENT REGULATION

GB             NONPERSISTENT NERVE AGENT
GC             GAS CHROMATOGRAPH
GFE            GOVERNMENT FURNISHED EQUIPMENT
GP             GENERAL PHYSICS CORPORATION
GPL            GENERAL POPULATION LIMIT

HAZWOPER       HAZARDOUS OPERATIONS AND EMERGENCY RESPONSE
H/HD/HT             PERSISTENT BLISTER AGENT (COMMONLY KNOWN AS MUSTARD)
HLE            HIGH LEVEL EXPOSURE
HQ             HEADQUARTERS
HVAC           HEATING, VENTILATING, AND AIR CONDITIONING

IAW            IN ACCORDANCE WITH
IG             INSPECTOR GENERAL
IOC            INDUSTRIAL OPERATIONS COMMAND (Formally AMCCOM)

IPR            IN PROCESS REVIEW
ISO            INTERNATIONAL STANDARD ORGANIZATION
ISSA           INTRA SERVICE SUPPORT AGREEMENT


JACADS              JOHNSTON ATOLL CHEMICAL AGENT DISPOSAL SYSTEM
JI             JOHNSTON ISLAND (JOHNSTON ATOLL)

LAN            LOCAL AREA NETWORK
LAT            LABORATORY ANALYTICAL TRAINING
LCO            LIMITED CONDITION OF OPERATION
LEAK           LEAKER PROCESSING SYSTEM
LEM            LABORATORY EQUIPMENT TRAINING
LET            LABORATORY ESSENTIALS TRAINING
LIC            LIQUID INCINERATOR
LMT            LABORATORY MONITORING TRAINING
LQC            LABORATORY QUALITY CONTROL TRAINING
LRE            LATEST REVISED ESTIMATE
LSS            LIFE SUPPORT AIR SYSTEM

MAC            MONTHS AFTER CONTRACT (AWARD)
MARKS          MODERN ARMY RECORD KEEPING SYSTEM
MSA            MINE SAFETY APPLIANCE COMPANY
MCA            MILITARY CONSTRUCTION ARMY
MDB            MUNITIONS DEMILITARIZATION BUILDING
MEL            MASTER EQUIPMENT LIST
MHE            MATERIAL HANDLING EQUIPMENT
MIL            MILITARY
MIS            MANAGEMENT INFORMATION SYSTEM
MMB            MEDICAL MAINTENANCE BUILDING
MMIS           MAINTENANCE MANAGEMENT INFORMATION SYSTEM
MPF            METAL PARTS FURNACE
MTOE           MODIFIED TABLE OF ORGANIZATION AND EQUIPMENT

NAS            NETWORK ANALYSIS SYSTEM
NECDF          NEWPORT CHEMICAL AGENT DISPOSAL FACILITY
NPDES          NATIONAL POLLUTANT DISCHARGE ELIMINATION SYSTEM
NTP            NOTICE TO PROCEED

ODC            OTHER DIRECT COST
OHHP           OCCUPATIONAL HEALTH & HYGIENE PLAN
ONC            ON-SITE CONTAINER
OPCW           OFFICE OF THE PREVENTION OF CHEMICAL WARFARE
ORE            OPERATIONAL READINESS EVALUATION
OSHA           OCCUPATIONAL SAFETY AND HEALTH ADMINISTRATION
OSIA           ON-SITE INSPECTION AGENCY
O&M            OPERATION AND MAINTENANCE
OVT            OPERATIONAL VERIFICATION TESTING

PA             PROPERTY ADMINISTRATOR
P&A            PRECISION AND ACCURACY
PAIS           PROGRAM ADMINISTRATION AND INTEGRATION SUPPORT
PAISC          PROGRAM ADMINISTRATION AND INTEGRATION SUPPORT CONTRACT
PAS            POLLUTION ABATEMENT SYSTEM
PBA            PINE BLUFF ARSENAL
PBCDF          PINE BLUFF CHEMICAL AGENT DISPOSAL FACILITY
PCO            PROCURING CONTRACTING OFFICER

PCSS           PROCESS CONTROL SYSTEM SIMULATOR
PDAR           PROCESS DATA ACQUISITION AND RECORDING SYSTEM
PLC            PROGRAMMABLE LOGIC CONTROLLER
PM             PROGRAM MANAGER
PM             PROJECT MANAGER
PM             PREVENTATIVE MAINTENANCE
PMB            PERFORMANCE MEASUREMENT BASELINE
PMCD           PROGRAM MANAGER FOR CHEMICAL DEMILITARIZATION
PM CML DEMIL        PROGRAM MANAGER FOR CHEMICAL DEMILITARIZATION
POC            POINT OF CONTACT
POV            PRIVATELY OWNED VEHICLE
PPE            PERSONAL PROTECTIVE EQUIPMENT
PROC           PROCUREMENT
PRE-OP              PRE-OPERATIONAL SURVEY
PRP            PLANT REGULATOR PROCEDURE
PRP            PERSONNEL RELIABILITY PROGRAM
PSC            PERSONNEL SUPPORT COMPLEX
PSWBS          PROGRAM SUMMARY WORK BREAK DOWN STRUCTURE
PUCDF          PUEBLO CHEMICAL AGENT DISPOSAL FACILITY

QA             QUALITY ASSURANCE
QC             QUALITY CONTROL
QAPP           QUALITY ASSURANCE PROGRAM PLAN

RCRA           RESOURCE CONSERVATION AND RECOVERY ACT
R&D            RESEARCH AND DEVELOPMENT
RE             RESIDENT ENGINEER
RE&C           RAYTHEON ENGINEERS & CONSTRUCTORS
RFI            REQUEST FOR INFORMATION
RHA            RESIDUE HANDLING AREA
RMP            THE RALPH M. PARSONS COMPANY
ROD            RECORD OF DECISION
RRS            RAPID RESPONSE SYSTEM

SAIC           SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
SAIL           SIGNIFICANT ACTIVITIES AND ITEMS LIST
SB             SMALL BUSINESS
SBC(s)              SMALL BURIAL CONTRACTOR(s)
SDB            SMALL DISADVANTAGED BUSINESS
SC-CDF(s)           SYSTEMS CONTRACTOR for CDF(s)
SCT            SYSTEMS CONTRACTOR for TRAINING
SETH           SPECIAL EQUIPMENT TEST HARDWARE
SOP            STANDING OPERATING PROCEDURE
SOW            SCOPE OF WORK
SSIP           SYSTEM SAFETY IMPLEMENTATION PLAN
STD            STANDARD

TAADS          THE ARMY AUTHORIZATION DOCUMENT SYSTEM
TDA            TABLES OF DISTRIBUTION AND ALLOWANCE
TDP            TECHNICAL DATA PACKAGE
TEAD           TOOELE ARMY DEPOT
TIC            TECHNICAL INFORMATION CENTER
TMDE           TEST MEASUREMENT AND DIAGNOSTIC EQUIPMENT
TOCDF          TOOELE CHEMICAL AGENT DISPOSAL FACILITY
TSC            TECHNICAL SUPPORT CONTRACTOR
TSCA           TOXIC SUBSTANCES CONTROL ACT
TEU            TECHNICAL ESCORT UNIT

TWA            TIME WEIGHTED AVERAGE

UMCDF          UMATILA CHEMICAL AGENT DISPOSAL FACILITY
U.S.A.              UNITED STATES OF AMERICA
USACE          U.S. ARMY CORPS OF ENGINEERS
USACDRA             UNITED STATES ARMY CHEMICAL DEMILITARIZATION AND REMEDIATION
                    ACTIVITY
USAEDH              U.S. ARMY ENGINEER DIVISION, HUNTSVILLE
USC            UNITED STATES CODE
USEPA          U.S. ENVIRONMENTAL PROTECTION AGENCY

VX             PERSISTENT NERVE AGENT

WBS            WORK BREAKDOWN STRUCTURE

SECTION C

               DESCRIPTION/SPECIFICATIONS/WORK STATEMENT


0.  NOTICES TO THE OFFEROR/CONTRACTOR.

0.1 REFERENCES

All references and attachments can be reviewed at the Technical Information Center (TIC), Office of the Program Manager for Chemical Demilitarization
(PM Cml Demil), Edgewood Area, Aberdeen Proving Ground, Maryland (410-671-4901).

0.2 INSTRUCTIONS BY CONTRACTING OFFICER

A. The Contractor will not accept any instructions issued by any person other than the Contracting Officer or the Contracting Officer's representative (COR) if one is appointed. If a COR is appointed, the appointment will be done by letter to the COR with the scope of the COR's authority set forth in the appointment letter. A copy of the appointment letter will be furnished to the Contractor.

B. No information, other than that which may be contained in an authorized amendment to the purchase instrument duly issued by the Contracting Officer, which may be received from any person employed by the U.S. Government or otherwise, will be considered as grounds for deviation from any stipulation of this purchase instrument or reference drawings and/or specifications.

0.2.1  COST ADJUSTMENT FOR INFLATION

Costs shall be shown in values which have been adjusted for inflation. There shall be no cost adjustments for inflation for the life of the contract except for wages and other compensations covered under DOL wage determinations.


0.3 NOTICE OF THE NEED FOR TRAVEL OUTSIDE OF THE CONTIGUOUS UNITED STATES OF AMERICA (U.S.A)

The contractor in the performance of this contract is required to travel to outside the contiguous United States of America. The purpose of this travel is to present training courses and/or assist in the performance of the CSDP and Treaty Verification, Compliance and Technology Transfer missions of the USA

1.0  SCOPE

1.1  BACKGROUND

1.1.1  HISTORICAL

The CDTF has developed course materials to instruct facility personnel in knowledge and skills unique to chemical demilitarization operations and maintenance. These courses are described in the PMCD Training Concept Plan

Section J attachment 8 and the CDTF Course Materials (Section J, Attachment 1 CDTF Courses Materials). These courses will be conducted at the CDTF and at the CDF site(s).

1.1.2 PHYSICAL DESCRIPTION

The CDTF is constructed on an eight acre site near the Headquarters of the Office of the Program Manager for Chemical Demilitarization. The CDTF complex consisted of five buildings: the main building (E4516 50103 sq ft), an administration building (E45M1 6480 sq ft), a classroom building (E45M2 9600 sq ft, 14 classrooms), a library and computer building (E45M3 5280 sq ft), and a training laboratory building (E45M4 7625 sq ft). All of the operations and maintenance demilitarization training equipment is located in the main building. The operations and maintenance training equipment consists of observation corridors, computer simulator, models, maintenance areas, protective clothing area, the four demilitarization lines, trainers, burner management panel, maintenance shops, and the control system. The training laboratory building will be used to provide training in the monitoring programs necessary to ensure compliance with the various regulations and safety protocols. The training laboratory has the following equipment DAAMS-GCs, GC-mass spec, ACAMS, DAAMS stations, and Continuous Emission Monitors. The layout of the buildings are contained in Section J Attachment 2 CDTF Building Layout

1.1.3  LEGISLATIVE BACKGROUND

Title 14, Part B, Section 1412 of Public Law 99-145 as amended, directs the Secretary of Defense to carry out the destruction of the United States of America (U.S.A.) stockpile of lethal chemical agents and munitions by the most effective, safe, environmentally acceptable, and economic means available. The law specifically directs the development of a demilitarization program that is safe for workers, the public, and the environment, see Chemical Stockpile Disposal Implementation Plan, Revision 3, 15 March 1988 (Section J,
Reference 1).

1.1.4  CHEMICAL STOCKPILE

1.1.4.1 The lethal chemical agents in storage are of three types: the Persistent Nerve Agent (VX), the Nonpersistent Nerve Agent (GB), and the persistent blister agent H/HD/HT (commonly known as mustard).

1.1.4.2 A complete discussion of the toxic and physiological properties of these chemical agents may be found in Appendix B of the Chemical Stockpile Disposal Program (CSDP) Final Programmatic Environmental Impact Statement (EIS), January 1988 (Section J, Reference 2).

1.1.4.3 The lethal chemical agents are filled into a variety of munitions types. These munition types include projectiles, mortars, land mines and rockets. Bulk agent is maintained in three types of containers: one-ton containers, bombs and spray tanks. The complete description of the munitions in the chemical stockpile is located in Appendix A, Volume No. 3 of the CSDP Final Programmatic EIS, January 1988 (Section J, Reference 2).


1.1.4.4 The quantities of each type of munitions to be demilitarized, with the exception of the M55 rocket, remain classified. Quantities will not be given, and are not needed, to offer or to execute this Scope of Work (SOW).

1.1.5  DISPOSAL TECHNOLOGY

The technology to be used in the Chemical Stockpile Agent Disposal Program
(CSDP) is referred to as the Johnston Atoll Chemical Agent Disposal System (JACADS) technology or baseline technology. This technology, which has been successfully demonstrated at JACADS, consists of mechanical disassembly or penetration of the munitions to remove the chemical agent and energetics (explosives and propellant), followed by incineration of the chemical agent, the energetics, the metal parts and any associated dunnage. This technology was developed at the Chemical Agent Munitions Disposal System (CAMDS), a Government pilot plant located at Tooele Army Depot, Utah, and was demonstrated during a series of Operational Verification Testing (OVT) and ongoing operations at JACADS.

1.1.6  LESSONS LEARNED

As operations continue at JACADS, and begin at other sites, lessons learned will be developed by the SC(s), DISC and PAISC which will be provided to the SCT. Lessons learned from the start up and operation of JACADS, TOCDF and other CDFs will be provided to the SCT. Lessons learned from the CDFs will may effect the CDTF contract, if required the resulting changes will be incorporated via contract modifications at the specific direction of the Contracting Officer or authorized representative.

1.2  MAJOR INTERFACES FOR THE SYSTEMS CONTRACTOR FOR TRAINING (SCT)

1.2.1  SCT INTERFACES WITH THE GOVERNMENT ORGANIZATIONS

1.2.1.1 The Successful offeror of this RFP will be known as the Systems Contractor For Training (SCT). The SCT shall have a direct interface with the Contracting Officer and the Contracting Officer's Representatives. The contracting office is Industrial Operations Command (IOC) (formally AMCCOM) which is located at Rock Island Arsenal, Illinois. The Contracting Officer's Representatives are USACDRA/PMCD employees who are located at PMCD's Headquarters in the Edgewood Area of Aberdeen Proving Ground Maryland (MD). The SCT shall have technical points of contact with the Government in the following subject: Training areas - Laboratory, Operations and Maintenance; Testing, Safety, QA/QC, Project Controls, Non-stockpile, Treaty, and the Environment.
The SCT shall also establish points of contact for training at each of the field offices (the PMCD training coordinator) and burial sites. The Contracting Officers Representatives shall formally coordinate all schedules (i.e. Training, Testing, Testing Out, and Field Support) between the SC-CDF(s) and the SCT.

1.2.1.2 The SCT Shall also have interfaces with the Technical Escort Unit (TEU) under the Non-stockpile Program. The TEU or Government contractor is responsible to operate and maintain the Rapid Response System (RRS) for the disposal of Chemical Agent Identification Sets (CAIS). The principle SCT interface with TEU or Government contractor will be the establishment and maintenance of formal training program to address the operation and maintenance of the RRS including the air monitoring systems.

1.2.2  SCT INTERFACES WITH THE SYSTEMS CONTRACTOR(s)

The SCT shall have interfaces with the various SC-CDF(s). The SCT's initial interface with newly awarded SC-CDF(s) shall be the discussions on the CSDP training design documents, of SC-CDF(s) assigned training objectives and the training objectives that the SCT will provide. This initial interface is designed to assist the SC-CDF(s) in identifying how the SC-CDF's employee duties in their job descriptions are mapped into training paths. Note that each SC-CDF(s) job position may be mapped into a distinct training path which may include SC, SCT and vendor provided training. The SCT shall also have an interface between the personnel performing the testing and evaluation portion of this contract and the SC-CDF's, however, no scheduling of work shall be permitted, unless it is first authorized by the Contracting Officer. The testing function also includes site support which includes teaching at the CDTF, answering phone calls and providing onsite advice and help. Testing support for the field will include all nine sites, CAMDS, Non-stockpile burial sites, Treaty training sites, and vendor sites, and shall be only as directed by the Contracting Officer. The SCT shall also interface with the SC-CDF(s) for office space, assigned rooms for training, and class start times at the sites,. The SC-CDF(s) may also request that, SC-CDF(s) instructors receive instructor skills courses from the SCT.

1.2.3 SCT INTERFACES WITH THE PROGRAM ADMINISTRATION, INTEGRATION AND SUPPORT CONTRACTOR (PAISC)

The PASIC Program Integration and Support Contractor interfaces with the SCT mainly when assisting the PM Cml Demil in performing inspections of the SCT's procedures and documentation. The PAIS contractor is responsible for performing inspections, document reviews and generally assisting the USACDRA/ PM Cml Demil/PM Non-stockpile, in assuring conformance with specified standards.

1.2.4  SCT INTERFACES WITH THE EQUIPMENT INSTALLATION CONTRACTOR (EIC)

The EIC is called the Equipment Installation Contractor, because this contractor was awarded a contract to install the process equipment at JACADS and to purchase the same equipment for the remaining stockpile sites. The principal SCT interface with the EIC is in the testing area since the EIC has been tasked to provide the initial and revised programming for the demil machines.

1.2.5 SCT INTERFACES WITH THE CONTRACTORS SUPPORTING THE NON-STOCKPILE DISPOSAL PROGRAM

The SCT shall have interfaces with the various contractors performing the non-stockpile chemical material program. These contractors include the following:
Small Burials Contractor(s) (SBC) who is responsible for the on-site destruction of recovered Chemical Mentions; contractors performing site excavations for the U.S. Army Corps of Engineers, active military installations, or non-DOD parties; contractors involved with the demolition efforts of former chemical weapons production facilities; contractors involved in the disposal of the miscellaneous non-stockpile chemical materials.


1.2.5.1  INTERFACES WITH THE SMALL BURIALS CONTRACTOR(s)

The SCT interface through the Government with the SBC is to develop and conduct and maintain a training program for the efficient and safe on-site storage and disposal of recovered chemical munitions. The SCT shall review and evaluate and training being performed by the SBC(s).

1.2.5.2  INTERFACES WITH THE TECHNICAL SUPPORT CONTRACTOR (TSC)

The Technical Support Contractor (TSC) provides monitoring support to the TEU for the RRS. The primary function of the TSC is the operation and maintenance

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

of the Raman Spectrophotometer and ancillary equipment used to identify the contents of CAIS. Their secondary function is to operate and maintain the Minicams used to monitor the RRS operation and ensure worker safety. The principle SCT interface with the TSC is formal training to address the operation and maintenance of the monitoring equipment.


1.3  CONTRACT OBJECTIVES

The objective of this contract is to provide the best quality training to the USACDRA Mission and supporting/related work force in a non-agent environment. This objective is to be accomplished by analyzing the work to be performed at all sites and determining what tasks should be trained. The SCT in cooperation with the Government shall recommend what training materials should be developed and shall maintain all training material assigned to the SCT. The training provided will be continually monitored and updated to keep the training up-to-date with the demil technology and to maintain the fidelity of the training to the demil sites. The contract objective to achieve the highest level of cost effective availability of the CDTF for training, which consists of, five buildings, facility equipment, four demil lines, a controls system, a process control simulator, and a training laboratory, for training. A contract is also to provide testing,and optimization of demil equipment, field start up and trouble shooting services to the CDFs, and public affairs support.

1.4  ORGANIZATION OF THE WORK TO BE PERFORMED

1.4.1 The SOW, also known as Section C, in this solicitation includes training of the work force, CDTF operations and plant closure. The description of the work to be performed and the Government Provided services has been divided into sections as follows:

Section  3 - Project Management

Section  4 - Training Development

Section  5 - Training and Facility Operations

Section  6 - Closure

Section  7 - Government Provided Services

1.4.2 Each of these areas is addressed as a major paragraph of Section C. In each paragraph of the SOW deliverables are called for in the form of plans, schedules, data, etc. Each deliverable is identified by a data item number which in turn refers to the identical data item number in Section J, Exhibit A, on the DD Form 1423, the Contract Data Requirements List (CDRL). The CDRL instructs the SCT as to how many draft/final copies of each deliverable must be prepared, where they are to be delivered and when they are to be delivered. The CDRL in turn will refer to a Data Item Description (DID), DD Form 1664. The DID shall instruct the SCT on the content and in some cases format and other key criteria regarding the deliverable. The Distribution List provided in Section
J identifies the number of copies of each data item to be delivered to each address and the addressee.

1.4.3 The CDRLs and the DIDs are data by-product(s) of the task(s) being performed. The SCT shall deliver all text based Data Items in Word Perfect

5.1  (WP 5.1).

2.0  APPLICABLE DOCUMENTS

      MIL-STD-1379(D)   Military Standard Military Training Programs
      DARCOM-P 715-13   Cost/Schedule Management System of Non-Major Contracts
                        (C/SSR Joint Guide)

      AMC-P 715-5       Cost/Schedule Control System Criteria Joint Implemention
                        Guide

      AMC-R 385-100     Safety Manual

      USACMDA R 385-1   U.S. Army Chemical Material Destruction Agency Safety
                        Program (Section J Attachment 17)

      APG R 200-2       Environmental Quality Waste Management at Aberdeen
                        Proving Ground (Section J Attachment 22)

      APG R 200-3       Environmental Quality Protection of Water
                        Resources at APG (Section J Attachment 23)

      APG R 200-30      Environmental Quality Air Quality (Section J
                        Attachment 24)

      APG R 200-41      Water Quality Waste Water Discharge Management
                        (Section J Attachment 25)

      APG R 200-50      Environmental Quality Solid Waste Management at
                        Aberdeen Proving Ground (Section J Attachment 26)

      APG R 200-60      Environmental Quality Hazardous Waste Management
                        (Section J Attachment 27)

      APG R 385-3       Safety - Radiation Protection (Section J Attachment 28)

      APG R 385-4       Safety - The APG Safety and Occupational Health Program
                        (Section J Attachment 18)

      APG R 420-1       Fire Prevention and Protection Program (Section J
                        Attachment 29)

     FAR  Part 45       Federal Acquisition Regulation


3.0  PROJECT SUPPORT (CWBS 1.1)

3.1  Management Implementation

The SCT shall formulate an overall approach for managing the contract. The SCT shall plan all work to be performed on the contract. The SCT shall identify all interface points within and external to the SCT's organization.

The SCT shall develop, define and implement a command, control and communication structure which clearly identifies the authority, responsibilities and communications among the interfacing personnel. The SCT shall clearly define the responsibilities and duties of each position. The SCT shall define the methods used to break work into smaller units. The SCT shall define how work is to be accomplished. The SCT shall determine and justify how the work is to be monitored, including the methods used for earned value.

The SCT shall propose any changes in the scope of work that are deemed necessary to accomplish the contractual tasks, projects and program. The cost of project support shall be allocated into the SubCLINS which the support is being provided. The SCT shall record all the methods and procedures to be used on the contract in the Management Plan. This plan shall include the detailed use of all personnel, and shall provide a fully man loaded schedule of activities that are associated with accomplishing each contractual commitment. After the plan has been approved by the Contracting Officer, the SCT shall not deviate from the agreed cost or schedule without written authorization from the Contracting Officer. It should be noted that each line item and deliverable that are described in the contract will be evaluated by the Government.

The site of the work is on a military reservation and all rules and regulations issued by the Commanding Officer covering general safety, security, sanitary requirements, pollution control and traffic regulations, shall be observed by the Contractor. Information regarding these requirements may be obtained by contacting the Contracting Officer, who will provide such information or assist in obtaining same from appropriate authorities.

CDRL CDTF A001  Management Plan

3.2  PROJECT CONTROLS (CWBS 1.1.1):

3.2.1  Contract Work Breakdown Structure

3.2.1.1 The contractor shall extend the government supplied Proposed Contract Work Breakdown Structure (attachment 4 to section J ) to the work package and planning package level. The contractor shall develop the CWBS to meet the of AMC-P 715-5 Cost/Schedule Control Systems Criteria Joint Implemention Guide.

3.2.1.2 The SCT shall use the CWBS for the contractual scheduling, budgeting, planning and accumulation of actual costs and measurement of accomplishment for reporting the status of costs and schedules to the government.

3.2.1.3 The CWBS Dictionary, which specifically delineates work to be accomplished, shall be maintained and updated by the contractor during the execution of the contract. The SCT shall identify to the Contracting Officer any additional work definition that is to be accomplished and may propose alternatives or improvements to the CWBS subject to written approval by the Contracting Officer.

CDRL A002 Work Breakdown Structure

3.2.2  COST PERFORMANCE MEASUREMENT AND REPORTING (CWBS 1.1.1)

3.2.2.1  COST/SCHEDULE CONTROL REQUIREMENTS

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

The SCT shall install, maintain and use in the performance of this contract a management system that meets the criteria of AMC-P 715-13, Cost/Schedule Management Of Non-Major Contracts (C/SSR Joint Guide).

3.2.2.2  SUBCONTRACT REPORTING REQUIREMENT

The SCT shall insure the data integrity of the subcontracts. In addition, any cost reimbursable subcontract with a total contract value of 2 million or more shall submit monthly CPR Formats 1, 3, 4 and 5. The subcontract CPR shall be submitted with the SCT's CPR. The SCT is required to incorporate subcontractor data monthly for the same month as the reporting data of the SC-CDF. This data shall be updated monthly for each subcontract as long as there is activity on the subcontract and the subcontract is not closed out.

CDRL A003 Cost Performance Report (CPR) - Formats 1, 3, 4, and 5


3.2.3  ANALYSIS AND REPORTING

3.2.3.1  REPORTING

3.2.3.1.1 The SCT shall utilize electronic data interchange (EDI) for transmission of the CPR. The SCT shall utilize communications consistent with ANSI ACS X12 series of American National Standards for Electronic Business Data Interchange for transmitting the CPR to the PM Cml Demil. The SCT shall report costs at level four (3) of the CWBS, except for areas deemed critical by the Government. The reporting level shall be summarized at level one (1), two (2) and three (3). Format 4 manpower (CDRL A003) forecasts shall reconcile with the SCT's Format 1. The forecasts shall reflect the equivalent man-hours forecast by the revised baseline. Within sixty (60) calendar days after award to the subcontractor, referred to in Section C paragraph 3.2.2.2 the SCT shall visit the subcontractor's site to observe (walk through) and understand how cost and schedule information is being generated to satisfy the CPR contractual requirements. The SCT shall incorporate each subcontractor's reported cost and schedule information into the CPR within ninety (90) calendar days after subcontract award by the SCT. The SCT shall check the validity of the subcontractor's CPR (for subcontracts with a value of $2 million or more including option) and direct the subcontractors to correct any deficiencies.

CDRL A003 - Cost Performance Report (CPR) - Formats 1, 3, 4, and 5

3.2.3.2 ANALYSIS

3.2.3.2.1 The SCT's management system shall have the capability to isolate variances, and identify the factors causing the variances. The SCT's managers shall develop alternative solutions and request approval to implement corrective actions. The proposed corrective actions shall be described in the variance analysis (Format 5) and alternate schedules provided. The schedules provided shall contain a narrative describing what the schedule represents along with the justification and rationale for the proposed alternatives. Graphical representation shall also be provided which shall be submitted with the CPR.
The SCT shall explain all significant variances. Separate supporting CPR will be provided for each major subcontractor or joint venture partner.

3.2.3.2.2 The SCT shall identify the top (the SCT shall identify the number of key cost drivers) WBS reporting level schedule drivers and the top (the SCT should shall identify the number of key cost drivers) WBS reporting level cost drivers according to criticality for Government approval; the SCT may change this list of critical drivers, or increase the list, as warranted with Government approval. The SCT shall provide variance analyses for these elements when the cost, estimated cost at completion, or schedule variances become significant.

3.2.3.2.3 In addition, the SCT shall provide variance analyses for any other WBS reporting element for which the SCT is experiencing, or anticipates experiencing, significant cost, schedule, or estimated cost at completion variances.

3.2.3.2.4 These variance analysis thresholds will be reviewed periodically to assure that they continue to meet the needs of the Government Program Manager.


3.2.4  SCT's LRE COST AT COMPLETION

For incorporation into Format 5 of the CPR (CDRL A003) the SCT shall (monthly) develop an estimate of the projected costs of completion using all available information. This cost estimate shall be identified as the LRE. The LRE shall at a minimum consist of actual costs to date plus the latest estimates for all remaining work under the elements being estimated. Cost/price variances applicable to material commitments shall be reflected in the LRE along with known or projected changes in labor rates, direct, and indirect costs.

CDRL A003 - Cost Performance Report (CPR) - Formats 1, 3, 4 and 5

3.2.5  SURVEILLANCE

3.2.5.1  ACCESS TO ALL PERTINENT RECORDS

The SCT shall provide access to all pertinent records, documents, supporting information, instructions, and data requested by the Contracting Officer or the authorized representative for the purpose of permitting the Government and PAIS Contractor (reference Section C, Paragraph 3.3.3) surveillance of continuing application of the performance measurement management system requirements.

3.2.5.2  IMPLEMENTATION VISIT

The SCT shall host an implementation visit. The implementation visit shall occur 30 days after complete transition. The SCT's required support includes a discussion of plans, procedures, and actions associated with completion of the monthly CPR. Areas of noncompliance or potential problem areas shall be identified by the SCT and discussed. The Government team will also discuss areas of noncompliance or potential problem areas. The SCT shall during the implementation visit present the systems design and operation and explain selected documents and procedures proposed by the SCT. The Government team will examine selected SCT documents and procedures.

3.2.6.1  CORRECTIVE ACTIONS

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

If the SCT's systems are not acceptable, corrective actions shall be initiated. Areas to be reexamined will be clearly identified to the SCT. A schedule for developing solutions and for a subsequent review to determine acceptability will be agreed upon by the SCT and Government.

3.3  PROJECT ADMINISTRATION (CWBS 1.1.2)

3.3.1  ADMINISTRATIVE MANAGEMENT

3.3.1.1 The SCT shall provide Administrative Management. Administrative Management is planning, organizing, staffing and controlling all clerical and other activities that support the efforts of training and testing personnel, and does not include the performance of direct support functions. The SCT shall also include the financial, recruiting and industrial liaison efforts.

3.3.1.2 The SCT shall, after coordinate with the Government, arrange for all travel of the SCT's employees to and from the CDTF to the CDFs and to other sites designated by the Contracting Officer.

3.3.2  PERSONNEL MANAGEMENT AND INDUSTRIAL RELATIONS

3.3.2.1 The SCT shall:

3.3.2.1.1. Recruit and hire the personnel necessary for the accomplishment of the work defined in Section C of this contract. Personnel required for the Training Operations CLIN shall meet the minimum requirements contained in Instructor Hiring Criteria (Section J, Attachment 6).

3.3.2.1.2.  Conduct interviews necessary to select qualified personnel.

3.3.2.1.3. Assemble the necessary personnel records for each employee to ensure that the individual is qualified to perform the work, that the individual meets any physical criteria established to accomplish the task assigned, and that the individual has the requisite experience and academic credentials required to perform the assigned task.

3.3.2.1.4 Maintain a complete set of on-site employee records. In addition, the SCT shall be responsible for keeping in its files copies of training or hiring certification and other job certifications, accident/exposure records, and work record/evaluations of all personnel. The SCT shall also ensure that continued training is provided and that copies of these records are kept up to date. The SCT shall also ensure that each employee has a medical file which is kept available and up to date.

3.3.2.1.5 Assist Government inspection teams during on-site inspections such as those conducted by the Inspector General (IG), the Chemical Surety Inspection
(CSI) team, or other necessary inspections or investigations.

3.3.3 SCT INTERFACES WITH THE PAISC

     The SCT shall allow the PAISC access to all areas of the CDTF to perform necessary inspections The PAIS contractor shall not be hindered or limited in any way to reduce the efficiency of these inspections. The PAIS contractor shall interface with the SCT through the PM Cml Demil. Any issues regarding PAIS contractor performance are to be raised to the Contracting Officer. The SCT shall interface with the PAISC are defined below:

3.3.3.1  The SCT shall grant the PAIS contractor, in the performance of the

PAIS contract (Section J, Attachment 5) the right to access all data provided or otherwise made available to the Government in the performance of the contract, and is limited to such data. The SCT and its affected subcontractors shall enter into and abide by the terms of the non-disclosure agreement and the non-competition agreement (samples provided at Section J, Exhibit B) when orders affecting this contract are placed on ordering agreement DAAA15-91-D-0005 or the succeeding contract(s).

3.3.3.2 The SCT shall flow down to their subcontractors the PAISC interface requirements in all of their sub-tier contracts with a total estimated cost of $2,000,000 (including options) or greater.

3.3.3.3 The Contracting Officer shall have the right to review, analyze, and copy by any means the cost, technical, and performance documentation, and to provide same to the PAIS contractor, in order to perform a task assigned to the PAIS contractor.

3.3.3.4 The PAIS contractor and its personnel are obligated to treat all cost, technical, and performance documentation as confidential and proprietary information and handle it IAW Section J, Attachment 5. This shall not limit other intellectual property rights held by the parties.

3.3.3.5 The PAIS contract requires treatment of all cost documentation as confidential and prohibits disclosure of the documentation in any manner or to any extent to third parties except pursuant to additional agreements with the SCT or its subcontractors (Section J, Exhibit B)

3.3.3.6 The PAIS contract limits disclosure of cost documentation only to those officers and employees who require it in conjunction with the performance of its obligations under the PAIS.

3.3.3.7 The PAIS contract prohibits commercial use of any documentation received from the CSDP contractors.

3.3.3.8 Within a reasonable time after completion or termination of the PAIS contract, the PAIS contractor is required by contract to deliver to the Government or destroy, at the option of the Government, all documents in its possession containing SCT documentation, except that PAIS contractor may retain one reproduction of such documents for record keeping purposes to document what information it has access to, provided the PAIS contractor remains in compliance with the other requirements of this special contract requirement and such documents are secured in a segregated file.

3.3.3.9 The PAIS contractor is prohibited by contract from transmitting documentation to any PAIS contractor related parent, affiliate or subsidiary company except for the dedicated offices created to support the PAIS contract at or near the chemical demilitarization program sites or the program manager's site. In no instance shall the documentation be transmitted to the PAIS contractor's corporate headquarters or be disclosed to or made available to any PAIS contractor employee who is not active in performance of a particular task.

3.3.3.10 The PAIS contractor's and its subcontractor's obligations under its special contract requirement shall survive the completion or termination of these PAIS contract(s).

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

4.0   TRAINING DEVELOPMENT (CWBS 1.7.)

The SCT shall update the design of the training program to keep the training consistent with the workforce training requirements. The SCT shall maintain the training program design documents that describe how training requirements are addressed in the training program.


4.1   MAINTAINING THE CSDP DESIGN DOCUMENTS

4.1.1  TRAINING TASK ANALYSIS (CWBS 1.7.2 )

The SCT shall execute: Task 201 Mission, Collective, Individual, and Occupational Training Analysis of MIL-STD-1379, as tailored The SCT shall analyze the tasks performed by the CSDP (JACADS, TOCDF, ANCDF, UMCDF, PBCDF, PUCDF, BGCDF, ABCDF, NECDF) work force. The SCT shall maintain and modify the design base documents including the manpower training analysis report. The SCT shall analyze changes in demil technology, which effect the following ECPs, FAWBs, SOPs, PMs, MOPs, PRPs, PLC code and the process and facility design of each CDF. The SCT shall perform a comprehensive review of the training requirements for each CDF in sufficient time to incorporate the changes in the initial workforce training for each site. The SCT shall periodically revalidate (a revalidation must be completed every three years) the job task analysis to ensure that all tasks are identified and that the pre-requisites and tasks selected for training are still accurate. The SCT shall identify a methodology for screening tasks to be trained. The SCT shall implement the approved task screening methodology. The SCT shall include all CDFs still in operation in the revalidation effort. The SCT shall conduct a Job/Task Functional Analysis of the CSDP CDFs (including any alternative technology facilities). The analysis shall be conducted at the job position/description level and shall cover all systems, subsystems, equipment components, functional areas and task statements (e.g environmental compliance). The SCT shall determine all tasks which are performed by operations, maintenance, laboratory, administration and management and other workers. The SCT shall provide a recommendation-on which tasks/objectives are to be categorized as prerequisite knowledges and tasks/objectives selected for training. The SCT shall determine the tools used for the performance of each task. The SCT shall use the information generated to determine if all requirements have been identified. The SCT shall determine the criticality, frequency and degree of difficulty of each task. Task 201 of MIL-STD-1379 is tailored as follows: delete the requirement to produce Mission Performance Standards, Personnel Performance Profiles Tables, Training Path System Report, Individual Standards, Training Updates for MIL-STD-1388-1.

T001 Mission, Collective, Individual, and Occupational Training Task Analysis Report

4.1.2  LEANING OBJECTIVES

The SCT shall execute Task 203, Learning Analysis of MIL-STD-1379, as tailored. The SCT shall use, as input to the learning analysis the prerequisite knowledge and skills from the SC's Job Descriptions. The SCT shall develop learning objectives for the items selected for training under paragraph 4.1.1.

T002 Learning Analysis

4.1.3 TEST ITEM DEVELOPMENT

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

The SCT shall execute Task 205 Test for Measure of Personnel Achievement of MIL-STD-1379, as tailored.

T003 Test Package

4.2  DEVELOPING CSDP TRAINING MATERIALS (CWBS 1.7.5)

4.2.1 Training Development pertains to all new courses developed which are the result of adding new systems, subsystems, equipment or components to the CSDP CDFs (JACADS, TOCDF, ANCDF, PBCDF, UMCDF, PUCDF, BGCDF, ABCDF, NECDF) and the identification of new tasks or functions which the CSDP workforce performs. This Section also pertains to any and all efforts associated with the training related to alternate technologies for the chemical stockpile. The SCT shall, when developing training materials which require the development of information sheets for the trainee guide, shall separately package the information and label it "Training Manual" for the course. The SCT shall develop the training materials for the Instructors and the trainees in accordance with Task 211 Instructional Media Design, Task 302 Training Systems Support Materials; Task 303 Training Materials for Instructors and task 304 Training Materials for trainees of MIL-STD-1379, as tailored

4.2.2 MIL-STD-1379 is tailored as follows: Task 303.2.6 the development of individual training publications to produce the Individual Task Training Package (DI-ILLS-81098) is not required. The instructors shall use the red-lined site SOPs modified in section C paragraph 4.5 in leu of developing the procedures for performing operational tasks.

4.2.3 The SCT shall identify to the Contracting Officer, when a new course or module is required the objectives and topic to be included and the required training task to be accomplished. The SCT shall propose one or more of the following CDRL sequence numbers to be used for new course.

CDRL T004 Lesson Plan (DI-ILSS-81094)
CDRL T005 Trainee Guide (DI-ILSS-81100)
CDRL T006 Self Study Workbook Nonresident Training Materials (DI-ILSS-81103) CDRL T007 Training System Utilization Handbook (DI-ILSS-81096)
CDRL T008 Trainer Software Application Handbook (DI-ILSS-81094)
CDRL T009 On-the-job Training Handbook (DI-ILSS-81101)
CDRL T011 Instructional Media Package  (DI-ILSS-81092)
CDRL T012 Training Information Package (DI-ILSS-81099)


4.3  INSTRUCTOR TRAINING AND CERTIFICATION (CWBS 1.7.8)

4.3.1 Instructor Training

The SCT shall provide all training required for the instructors. The SCT shall train all the instructors and material developers in the MIL-STD-1379 system or provide evidence that the individuals have successfully completed a government or commercially available course in MIL-STD-1379 development. The SCT shall provide the instructors with all training necessary to make them technically proficient in the instruction of their assigned courses. The Instructors shall either be trained or have been trained in MIL-STD-1379 development and instructor skills (skills shall include class control and presentation skills). The SCT shall train the TAT instructors in the donning and doffing of the PPE. The SCT shall train those people who are responsible for the care and maintenance of pressurized breathing air backpacks.

4.3.2 INSTRUCTOR CERTIFICATION

Once an instructor is certificated the certification shall be good for the later of the following: 1 year since the instructor was certified or one year since the instructor last taught the class in which she/he was certified. The instructor shall be required to be certified on new modules developed for the course. Instructors are certified in course and/or modules specified in Section J Attachment 7 Certification of Trainers.

4.3.2.1 The SCT shall certify to the Contracting Officer that the instructor meets the following requirements:

     a. That the Instructor meets the minimum educational requirements for the position that the Instructor currently holds or will hold when instructing the course.

     b. The Instructor meets the experience level of the position for which the Instructor currently holds or will hold when instructing the course.

     c. The Instructor has successfully completed a government or commercially available training course in the MIL-STD-1379 development System.

     d. The Instructor has successfully completed an instructor Skills Training Course.

     e. The Instructor is sufficiently competent and possesses sufficient technical knowledge of the course material to present it.

4.3.2.2 If the Instructor is to be certified to instruct the TAT course the SCT shall also certify the following:

     a. The instructor has demonstrated the correct donning and doffing of Level B, Modified Level A, and DPE.

     b. The SCT must certify that the proposed instructor has worn DPE for a minimum of 6 hours, no more then 2 hours at a time, in the last 90 days.

     c. For the instructor to maintain his/her certification to teach TAT the Instructor must wear DPE for a Minimum of 2 hours every 90 days.

     d. The instructor must have assisted at least 2 people in the donning and doffing of DPE prior to demonstrating this skill to the Government.

     e. The instructor has properly sealed at least two people in the DPE suit prior to demonstrating this skill to the Government.

     f. The instructor has an MSA level II certification for the maintenance of the DPE back pack system.

     g. The instructor is certified to maintain the survive air or other breathing air backpack systems used on this contract.

4.4  TREATY TRAINING DESIGN AND DEVELOPMENT (CWBS 1.7.)

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When the SCT is preparing training materials for OSIA (bi-lateral treaty) and
OPCW (multi-lateral treaty) courses the SCT shall use the procedures and formats required by the Treaties. The SCT shall use existing materials for training the OSIA and OPCW sponsored students to the greatest extent possible.

4.5.  VALIDATION OF PROCEDURES USED IN TRAINING (CWBS 1.7.7)

4.5.1 STANDING OPERATING PROCEDURES

The SCT shall review all SC developed procedures (SOPs, LOPs, PRPs, MOPS, PMs CMs etc) for simulated equipment and compare them to the PLC code and determine if the procedures can be executed as presented. The SCT shall document any discrepancies between the PLC code, the FAWBs and the SOPs. The SCT shall determine if there are any logical, sequence errors, mathematical or other discrepancies in the PLC code and document their findings. The SCT shall perform a walk-through of the procedures and determine if the procedures can be exacted as present for equipment physically present at the CDTF (including Non-stockpile equipment). The SCT shall document all discrepancies and errors found in the SC-CDF's/SBC's/TSC's procedures and provide it the government. The SCT shall red-line the SC-CDF's/SBC's/TSC's SOPs and provide it to the government. The SCT shall also modify the SC-CDF's/SBC's/TSC's procedures for training the simulated systems. The SCT shall use the marked up SC-CDF's/SBC's/TSC's procedures to train the SC-CDF's/SBC's/TSC's employees. The purpose of this review is to determine if any changes are required in SCT provided training.

CDRL T012 SOP Validation and Verification Report.

4.5.2  MAINTENANCE PROCEDURES VERIFICATION

The SCT shall have the responsibility to provide the Government with updated and revised data resulting from the validation and verification activity. The maintenance procedures shall be updated by the SCT. The SCT shall coordinate vendor assistance and guidance as required. Both the SCT and a team of Government representatives shall verify all maintenance procedures during the acceptance testing period. Where feasible, procedures shall be verified by performing the maintenance procedure on the system/equipment under actual or simulated conditions. The other procedures shall be verified through a review. Verification of the SC-CDF's/SBC's/TSC's maintenance procedures shall be performed on the piece of equipment if it is physically present at the CDTF.
The SCT shall after determining and correcting the maintenance procedure physically perform the procedure to insure that it can be performed as written and the procedure accomplishes the stated purpose. The SCT shall verify the SC(s)/SBC's/TSC's proposed maintenance procedures for equipment which is not physically at the CDTF by review. The SCT shall document the recommended changes to the maintenance procedures and the recommendations for improving the procedures. The purpose of this review and verification is to determine if any changes are required in SCT provided training.

CDRL A004 - Maintenance Reports

4.6  HIRING CRITERIA (CWBS 1.7.3)

The SCT shall review and comment to the SC-CDF's/SBC's/TSC's job descriptions. For costing purposes, the offeror shall assume there are 25 Job Descriptions for the SBC and 10 for the TSC workforces. The SCT shall determine if any duties or skills listed in the job description have not been previously identified and add them, if necessary to the list (in T001). The SCT shall determine if any of the tasks, or duties contained in the job descriptions have not been previously identified recommend if training is required.

CDRL A005 Letter Report

4.7  VERIFICATION OF TRAINING DESIGN AND TRAINING MATERIALS (CWBS 1.7.9)

The SCT shall determine the method of verifying training design and training materials. The SCT shall execute task 107 Training Evaluation Planning of MIL-STD-1379, as tailored The SCT shall adopt the available information generated as part of this contract as the required inputs for executing this task. The SCT shall determine a method for analyzing test items and document this method in the Training Evaluation Plan.

T014 Training Evaluation Plan (DI-ILSS-81076)

4.8. TESTING AND EVALUATION

4.8.1 The objective is to provide sound technical advice on the demil machines in the field. The SCT's Testing Team is required to provide technical expertise on demilitarization equipment and activities as directed. The SCT's testing team shall investigate and test changes to the demil equipment when directed. The SCT's testing team shall develop or revise maintenance and operation procedures as directed by the Contracting Officer. The SCT's Testing Team shall red-line or prepare Operations and Maintenance Manuals when directed by the representatives of the Contracting Officer. The SCT shall, when directed by the Contracting Officer, send the members of the SCT's testing team to the sites to assist in the installation of new or modified equipment and train the SC's workforce in the operation and maintenance of the equipment. The SCT shall, when directed by the Contracting Officers travel to the sites to advise the SC's workforce on the installation or testing of equipment. The SCT's testing Team shall participate in the lessons learned program as directed by the Contracting Officer. The SCT's Testing Team shall be given specific tasks and priorities on an as needed basis.

4.8.2 The SCT shall conduct the testing and evaluation tasks so that they do not interfere with the training mission.

4.9  NON-STOCKPILE TRAINING ANALYSIS, DESIGN AND DEVELOPMENT.

This Section pertains to the training development required by the Non-stockpile Program. The SCT shall use the training analysis provide by the Government for Non-Stockpile program. The SCT shall execute, as directed by the contracting officer the following tasks of MIL-STD-1379 as tailored: Task 105, Training Implementation; Task 107 Training Evaluation Planing; Task 201, Mission, Collective, Individual and Occupational Training task analysis; Task 203, Learning Analysis; Task 205, Tests for Measurement of Personnel Achievement; Task 303 Training Materials for Instructors; Task 304, Training Materials for Trainees.

4.9.1 Training for Small Burial Sites. The SCT shall develop in accordance with the training Systems Implementation Plan provided by the SBC(s), a formal training program for burial site remediation efforts. The SCT shall not proceed with the development of any course until approved by the Contracting Officer.

4.9.2 Training for Rapid Response System. The SCT shall develop a formal training plan, design, materials for training the selected skills and knowledges for the RRS. The SCT shall determine the feasibility of utilizing a RRS for training purposes and recommend a plan for utilizing such a system for training.

4.9.3 Training for the Technology Support Contractor. The SCT shall develop a formal design and plan for training the selected skills and knowledges for the formal training program for the TSC personnel.

4.9.5 The SCT shall determine the site requirements for emergency response training for the host installations' personnel at the suspected/known chemical burial sites.

4.9.6 The SCT shall not proceed with the development of any course until approved by the Contracting Officer.

CDRL T004 Lesson Plan (DI-ILSS-81094)
CDRL T005 Trainee Guide
CDRL T006 Self Study Workbook Nonresident Training Materials (DI-ILSS-81103) CDRL T007 Training System Utilization Handbook (DI-ILSS-81096)
CDRL T008 Trainer Software Application Hand Book (DI-ILSS-81094)
CDRL T009 On-the-job Training Handbook (DI-ILSS-81101)
CDRL T010 Instructional Media Package  (DI-ILSS-81092)
CDRL T011 Training Information Package (DI-ILSS-81099)
CDRL T013 Training Evaluation Plan (DI-ILSS-81076)


4.10  NON-WORKFORCE COURSE DEVELOPMENT (CWBS 1.7.12)

This section pertains to the organizations and the Contractors with over site responsibilities or support functions. For the purpose of costing, the offeror should assume that there are five (5) government positions at each site that will be analyzed. The SCT shall determine the training required for these organizations and make a recommendation to the Government. After Approval of the Contracting Officer the SCT shall modify/develop the required training materials. The SCT shall develop the required course to support the USACDRA Mission. Examples of the courses which have been developed for non-workforce training are:

       Inspector General
       Russian Intern Training
       HAZWOPER Course
       Quality Course
       Environmental Regulations Course
       (Theory Of Operations Courses)

CDRL T004 Lesson Plan (DI-ILSS-81094)
CDRL T005 Trainee Guide
CDRL T006 Self Study Workbook Nonresident Training Materials (DI-ILSS-81103) CDRL T007 Training System Utilization Handbook (DI-ILSS-81096)
CDRL T008 Trainer Software Application Hand Book (DI-ILSS-81094)
CDRL T009 On-the-job Training Handbook (DI-ILSS-81101)
CDRL T010 Instructional Media Package  (DI-ILSS-81092)
CDRL T011 Training Information Package (DI-ILSS-81099)

4.11  SIMULATION DEVELOPMENT FOR ALTERNATIVE TECHNOLOGIES

The SCT shall, when directed by the Contracting officer develop a plan to proved for simulation of the alternative technology program. After the

Simulation Development Plan is approved by the Contracting Officer the SCT shall proceed with the development of the simulation program utilizing the approved plan

A006 Simulation Development Plan

5.0 TRAINING OPERATIONS (CWBS 1.9)

5.1 TECHNICAL MANAGEMENT

5.1.1. The SCT shall plan, organize, staff, and control all activities that directly relate to the achievement of the training and testing objectives and delivery by the training and training support staff, including the testing group and material developers and direct support staff. The SCT shall determine the requirements for implanting the training program and plan for its execution.
The SCT shall execute the approved Training Plementation Plan developed under Task 105 Training Implementation Planing of MIL-STD-1379, as tailored. The SCT shall conduct the approved training in accordance with task 401 of MIL-STD-1379, as tailored. The SCT shall maintain existing training material and the developed training material under their respective CWBS and CDRL sequence numbers. The SCT shall appoint a Training Director who is the single point of contact for all training and training support issues. The training manager shall be a Key Person. The SCT shall include in the Technical Management of the training conduct the following tasks:

a.  Provide recommendations for poor performing students.

b.  Notification to the government when a student is absent from class.

c. Identification of the grade level (test scores) and additional information concerning the trainee's performance and attitude throughout the course.

d. A course completion certificate for each trainee satisfactorily completing each course.

e.  Identify changes required to correct or improve the training program.

f. Ensure that the training materials used are consistent with the demil technology and configurations at the CDFs.

g. Ensure training is consistent with the current operation and maintenance procedures at the CDFs.

h. Assist in the review of the SC, including Subject area Reviews, Operational Readiness Assessments, Pre-operational Survey and participation in training reviews and Lessons Learned.

i. Maintain records of the number of hours each student attended class and the number of hours the class was scheduled to last.

j. Maintain a record of the students that the have been trained by the SCT. The database shall be capable of recording the following:
the students name,
courses the student has taken,
the start and end dates of when the student took each course, the position for which the student was trained, the organization (or site ) for whom the employee works, the training group in which the student was trained, the training group designator (organization, year, month, day e.g TF961001) the letter number which transmitting the course grades/completion

k. Participate in lessons learned meetings and ensure that the lessons learned which are directed are incorporated into the training materials

A007 Letter Report

T015 Training System Implementation Plan

5.1.2 TRAINING STAFF

5.1.2.1  The SCT shall maintain the proficiency of the training staff.

5.1.2.2  The training staff shall perform the following functions:

    1. Assist supervisors in identifying training requirements, objectives, and sources of training.

    2. Schedule and coordinate training activities and provide an interface with PM Cml Demil for training matters. The SCT shall prepare an annual training schedule and monthly training schedules for all training activities. The SCT shall integrate this effort with the NAS (see paragraph 5.16.2)

    3. Conduct classroom and hands-on instruction for all demilitarization facility site training offered by the SCT.

    4. Continuously evaluate training effectiveness, identifying deficiencies and new requirements.

    5.  Maintain personnel training records.

    6.  Develop in-house training where appropriate to meet training needs.

    7.  Prepare for classes.

    8.  Prepare Trainee and Training Course Evaluations

    9.  Assist in Equipment Maintenance (see paragraph 5.3)

5.1.1.3  REQUEST FOR INFORMATION (RFI)

5.1.1.3.1. The SCT shall, during its contract efforts, require clarifications, request deviations, substitutions, and discover discrepancies as a consequence of the review of drawings, plans, or procedures. The SCT shall request clarification by issuing to the Government an RFI.

5.1.1.3.2 When teaching a course, a questions on the true operation of a system, subsystem or piece of equipment may arise. To resolve this the SCT shall request of the trainee's CDF to respond to a RFI with a 24 hours suspense. This type of RFI is known as a Training RFI.

5.1.1.3.3 Under no circumstances shall a RFI be used in lieu of an ECP. If there is an additional cost to the Government then an ECP is required.

CDRL A007 - Request for Information (RFI) Reports

5.1.2  TRAINING REQUIREMENTS

5.1.2.1 A formal CSDP training program shall be required to prepare personnel to perform their demilitarization activities effectively, safely, and in compliance with applicable laws, regulations and permits which include but are not limited to Federal, State and local laws, regulations, permits, environmental impact documentation or other regulatory documentation and DoD and Army regulations. Generally, training shall be conducted to establish a particular "in house" capability or to correct a specific performance deficiency. The chemical demilitarization program involves the use of unique process equipment, procedures peculiar to the U.S. Army chemical surety program, and requirements imposed by EPA.

5.1.2.2 Training requirements are derived from three sources: regulatory training requirements, in particular those described in 29 CFR 1910 (Section J, Reference 40) and 40 CFR 264 (Section J, Reference 123); demilitarization unique training requirements identified in CDTF training development documentation; and training requirements identified by the SC-CDF. Federal regulations under both 29 CFR 1910 and 40 CFR 264 set minimum requirements for training programs necessary to support the operation and, by extension, closure of the demil facilities. In general, these regulations require that formal training be given to all personnel involved in the handling of hazardous materials or hazardous wastes; and those assigned emergency response duties. All personnel at the CDTF must receive training that complies with hazards communication requirements (Section J, Reference 40).

5.1.2.3 The SCT shall arrange through PMCD to have all approved personnel receive and complete all courses prescribed for their job title. The current estimate of the hours needed to complete the demilitarization unique course material for each job title is summarized in the Program Manager for Chemical Demilitarization Training Concept Plan (Section J, Attachment 8). In general, the SCT shall identify all additional introductory and annual training required by law or regulation based on analysis of job descriptions, plans, SOP's, and permits. All training requirements shall be identified and described in the form of a Training Objective that is clearly related to a specific job title and performance requirement. The SCT shall identify sources of training and recommend the best source based on ability to meet the training objective and minimize the cost and schedule impact on CSDP operations.

5.1.4 The SCT shall execute the approved Training Evaluation Plan consistent with Task 402 Training Evaluation of MIL-STD-1379 when directed by the Contracting Officer. Task 402 of MIL-STD-1379 is tailored as follows: The input from the non-executed task 301 MIL-STD 1379 shall not be developed or used.

CDRL T003 Test Package
CDRL T004 Lesson Plan (DI-ILSS-81094)
CDRL T005 Trainee Guide (DI-ILSS-81100)
CDRL T006 Nonresident Training Materials (DI-ILSS-81103)
CDRL T007 Training System Utilization Handbook (DI-ILSS-81096)
CDRL T008 Trainer Software Application Handbook (DI-ILSS-81094)
CDRL T009 On-the-job Training Handbook (DI-ILSS-81101)
CDRL T010 Instructional Media Package  (DI-ILSS-81092)
CDRL T011 Training Information Package (DI-ILSS-81099)
CDRL T015 Training Evaluation and Validation Report (DI-ILSS-81105)

5.2  OTHER TRAINING

5.2.1  NON-WORKFORCE TRAINING (CWBS 1.9.6)
The SCT shall provide training for personnel other than the workforce from the CDF's.The SCT shall provide and maintain course for non-CSDP workforce personnel ( e.g. OSIA inspectors, USACDRA, Tech Escort, Contractor support personnel, Non-Stockpile personnel and their contractor personnel, and other people designated by the Contracting Officer). The SCT shall provide PMCD personnel with both initial and refresher HAZWOPER and PPE training. The SCT shall also provide training to personnel from CAMDS in the operations, maintenance and laboratory functions. The SCT shall provide training to support workers both from installations and PMCD field offices. The SCT shall maintain the training materials to support the Non-workforce Training Program courses are to be maintained are listed in Section J Attachment 9 (CDTF NON-Workforce Courses)

CDRL T003 Test Package
CDRL T004 Lesson Plan (DI-ILSS-81094)
CDRL T005 Trainee Guide (DI-ILSS-81100)
CDRL T006 Nonresident Training Materials (DI-ILSS-81103)
CDRL T007 Training System Utilization Handbook (DI-ILSS-81096)
CDRL T008 Trainer Software Application Handbook (DI-ILSS-81094)
CDRL T009 On-the-job Training Handbook (DI-ILSS-81101)
CDRL T010 Instructional Media Package  (DI-ILSS-81092)
CDRL T011 Training Information Package (DI-ILSS-81099)

5.2.2  NON-STOCKPILE TRAINING (CWBS 1.9.20)
The SCT shall, when directed by the Contracting Officer, execute the Non-Stockpile training Program in accordance with the materials developed in paragraph 4.9 and Task 401 Conduct of Training of MIL-STD-1379, as tailored. The SCT shall evaluate the training of Non-Stockpile by the execution of task the task 402 training evaluation of MIL-STD-1379, as tailored. The SCT shall provide training for USACDRA, Tech Escort, Non-Stockpile personnel and their contractor personnel, and other people designated by the Contracting Officer). The SCT shall provide these personnel with both initial and refresher HAZWOPER
training.     The SCT shall maintain the training materials to support the Non-
Stockpile Training Program Training Program courses.

5.3  CDTF FACILITY OPERATIONS AND MAINTENANCE (CWBS 1.9.3)

5.3.1 REAL PROPERTY MAINTENANCE

The SCT shall maintain the CDTF. The SCT shall maintain all real property assigned to the SCT (buildings E4516, E45M1, E45M2, E45M3, E45M4 and E5060 Tank Farms and outside equipment) the sidewalks, decks, walk ways and graveled areas. The SCT shall maintain all mock-ups (including rebuilding SETH items, see Section J attachment 10), simulation devices/components, demilitarization equipment, control systems, communications systems, utilities and support systems. The SCT shall maintain the structural integrity of the buildings, maintain the weatherproofing of the buildings, the HVAC systems for each of the buildings and/or classrooms. The SCT shall maintain the appearance of the building, both the external and internal. The SCT shall maintain the cleanliness of the interior including drains, trenches and sumps. The SCT shall be responsible for real property maintenance, such as painting of the site buildings and repair of the CDTF buildings. These services shall be performed only with the approval of the Contracting Officer. The SCT shall determine the calibration, preventive maintenance requirements of the machines and support equipment at the CDTF. The SCT shall arrange for its own vehicle maintenance/material handling Equipment (MHE) maintenance. The SCT shall also have the capability of doing maintenance craft shop work off post if they cannot do the work at the CDTF.

5.3.2  MAINTENANCE OF THE CDTF PROCESS, FACILITY AND SUPPORT EQUIPMENT

The SCT shall determine the maintenance requirements of the CDTF. The SCT shall analyze the equipment at the CDTF and develop a methodology for determining the predictive, preventive and corrective maintenance requirements of the CDTF. The SCT shall document the analysis of the CDTF maintenance requirements in the Maintenance Plan. The SCT shall provide its own maintenance services for all radio and special site communications equipment such as the DPE radios. The SCT shall fully coordinate communications for site emergency assistance, communications with the guard force, etc.

A008 Maintenance Plan

5.3.3  CUSTODIAL SERVICES

The SCT shall provide the custodial services identified in Section J attachment 11 Custodial Services. The SCT shall remove the snow and ice from the walk ways and decks in the CDTF complex (Buildings E4516, E45M1, E45M2, E45M3, E45M4). The SCT shall treat/clear the walk ways to avoid hazardous conditions. The SCT shall carefully choose the materials to be applied to the walkways and decks to avoid corrosive effects and insult to the environment. The SCT shall maintain the walk ways, decks, pebbled areas and grounds surrounding the CDTF complex free from litter and debris (the area boarded by Dougles, Gannon, Parish and Second Streets). During the summer (Jun - Sep) the SCT shall keep the planted and pebbled areas in the CDTF complex free from weeds and other unwanted vegetation. The SCT shall also water the trees shrubs and plantings as required during the summer months in the vicinity of the area boarded by Dougles, Gannon, Parish and Second Streets including the storm water management pond.

5.3.4 MAINTENANCE PROCEDURES VERIFICATION

The SCT for the CDTF Unique items shall have the responsibility to provide the Government with updated and revised data resulting from the validation and verification of maintenance procedures. The maintenance procedures shall be updated by the SCT. The SCT shall coordinate vendor assistance and guidance as required. Both the SCT and a team of Government representatives shall verify all maintenance procedures during the procedure verification period. Where feasible, procedures shall be verified by performing maintenance procedures on the system/equipment under actual or simulated conditions. The SCT shall use the redlined maintenance procedures verified in paragraph 4.5.2 for all SC/SCT common equipment.

CDRL A004- Maintenance Reports

5.3.5  FIRE PREVENTION AND PROTECTION

The SCT shall comply with all fire prevention measures prescribed in the installations fire regulations, a copy of which is on file in the office of the Contracting Officer. A written fire permit shall be obtained from the installation fire protection shall be obtained from the installation fire inspector for use of an open flame or devices, such as blow torches, portable furnaces, portable heaters, tar kettles, or gas and electric welding or cutting equipment in, or within 15 feet of the building. The SCT may be liable for any loss of Government property attributed to negligence on the part of the SCT, including failure to comply with fire prevention measures prescribed by the terms of this contract.

5.3.6 SECURITY

5.3.6.1. A key control system must be established to maintain accountability of equipment at the end of each work day (Section J Attacment 32). All keys must be secured when equipment is left unattended.

5.3.6.2. Work Schedule: The SCT shall establish and submit a work schedule to the Contracting Officer for approval prior to the start of training operations activities.

5.3.6.3.  Prohibited items at the CDTF are as follows:

        a.  Alcoholic beverages;

        b.  Firearms/dangerous weapons;

        c. Drugs (other than those prescribed by competent medical authority);

5.4  INITIAL TRAINING (CWBS 1.9.1, 1.9.5 through 1.9.13)

The SCT shall plan and provide initial training for all personnel to be hired during systemization and operation (see detailed schedule Section J attachment
12) The SCT shall conduct all initial training for each site and maintain the Training Materials.

CDRL T003 Test Package
CDRL T004 Lesson Plan (DI-ILSS-81094)
CDRL T005 Trainee Guide (DI-ILSS-81100)
CDRL T006 Nonresident Training Materials (DI-ILSS-81103)
CDRL T007 Training System Utilization Handbook (DI-ILSS-81096)
CDRL T008 Trainer Software Application Handbook (DI-ILSS-81094)
CDRL T009 On-the-job Training Handbook (DI-ILSS-81101)
CDRL T010 Instructional Media Package  (DI-ILSS-81092)
CDRL T011 Training Information Package (DI-ILSS-81099)
CDRL T016 Trainee and Training Course Completion Report

5.5  CONTINUING TRAINING
The SCT shall plan and conduct all continuing training IAW the approved Training Systems Implementation Plan (CDRL T015). Continuing training topics are identified in the Program Manager for Chemical Demilitarization Training Concept Plan (Section J, Attachment 8). Included in this listing is changeover training which involves all training required to prepare the work force for the new munitions or agent campaign and is initiated following the completion of a prior campaign.

CDRL T016 Trainee and Training Course Completion Report

5.6   REPLACEMENT TRAINING

The SCT shall provide training of replacement workers for each CDFs workforce with the specific configured training materials for the CDF. The SCT shall include in training for replacement workers only those systems, subsystems which the CDF will be using within a year after the employee reports back to the CDF.

CDRL T016 Trainee and Training Course Completion Report

5.7  Update and Refressher Training
When significant process changes occure the SCT shall provide, when directed by the Contrining Officer update training to the workforce. The SCT shall, when directed by the Contractinig Officer, provide any refresher training required by the SC-SCFs training plans.

CDRL T016 Trainee and Training Course Completion Report

5.8  PROCESS CONTROL SYSTEM SIMULATOR (PCSS) MAINTENANCE AND UPDATES (CWBS
1.9.4)

5.8.1 The SCT shall implement a process for managing the maintenance and upgrading of the simulation software at the CDTF. The SCT's software maintenance process for each CSCI shall be compatible with the contract
schedule.   The SCT shall use a MIL-STD-2167 or ISO 9000-3 quality program for software.

5.8.2 The SCT shall produce and maintain simulation code which reflects the CDFs operation. The SCT shall maintain the simulator as structured code. The SCT shall develop and maintain the simulation code within the McCabe limits of maintainability, size and testability.

5.8.3 The SCT shall use the McCabe Programs or other Government approved programs for structured testing of the simulation code. The SCT shall utilize the McCabe (Section J Attachment 16 - CDTF Inventory List or Government approved Software to determine the testing requirements of the simulation code. The SCT shall notify the government of any program which is to be tested with a complexity factor of 12 or grater so that the Government may perform an Independent Test of the code being tested. The SCT shall furnish the McCabe Instrumentation trace of the code that was accepted tested as verification that the code was tested properly.

5.8.4 The SCT shall record, track and correct software problems with the simulator and control software systems.

A005 Letter Report.

5.9  QUALITY ASSURANCE/QUALITY CONTROL LESSONS LEARNED   (CWBS 1.9.14)

5.9.1 Quality Systems Requirements. The SCT shall use a MIL-Q-9858 or ISO 9000 series quality program. The SCT shall provide and maintain a quality system, as an integral part of the CDTF operations, that meets the requirements of the USACDRA Quality Assurance Program Plan (QAPP) (Section J CSDP Attachment 13) and the higher level quality assurance requirements identified in Section E and Section J Attachment 14 CDTF Sampling Plan. The quality systems procedures, planning and all other documentation and data that comprise the quality system shall be made available to the Government for review. The SCT shall examine the existing quality documentation including the Quality Assurance Plan, all procedures and plans. The Government may perform any inspections to ascertain conformance to the requirements and the adequacy of the implementing procedures. The SCT shall require their sub-tier contractors to have a quality system achieving control of the quality of the services, equipment and supplies in this contract. The Government reserves the right to disapprove or reject the quality system or any portion(s) when it fails to meet its contractual requirements. The SCT shall obtain written authorization/approval from the Contracting Officer prior to implementing any changes to the approved Quality Plan

5.9.2 Detailed Quality Control Procedures. The SCT shall determine the sufficiency of the existing quality procedures. The SCT shall revise the existing procedures and develop any new quality procedures. The following are the current organization of the procedures:

     (1)  Design Control Procedures
     (2)  Document Control Procedures
     (3)  Software Quality Control Procedures
     (4)  Procurement Control Procedures
     (5)  Quality Audit and Surveillance Procedures
     (6)  Inspection and Test Reports
     (7)  Non Conformance Control and Test Reports
     (8)  Records Identification and Control Procedures
     (9)  Training Control Procedures
     (10) Configuration Control Procedures
     (11) Administrative Control Procedures or Project Instructions
     (12) Procedures for Preparing and Approving Engineering Change Proposals

5.9.3 Rights and Prerogatives of USACDRA Activities. The operations and work of suppliers, contractors, consultants and sub-contractors are subject to the evaluation, review, audit, survey, and inspection of the Contracting Officer or designated representatives. Evaluation, review, audit, survey, and inspection by the Contracting Officer or designated representatives shall not absolve the SCT of its responsibilities to provide acceptable products, services, or operations nor shall it preclude subsequent rejection. The supplier, SCT, or sub-contractors shall provide the Contracting Officer's designated representatives with access to information, records, facilities and equipment necessary for performance of their duties.

5.9.4 Audits and Surveillance. The SCT shall conduct audits and surveillance of all contract work including sub-contractors, vendors and suppliers. The SCT shall develop and implement procedures to assure that the following is accomplished:

     (1) Audits and surveillance of each sub-contractor are conducted on an annual basis.

     (2) Plans shall be prepared and presented to the organization to be audited prior to the audit.

     (3) Checklists shall be prepared, utilized in the performance of the audit, and maintained as audit evidence.

     (4) Results of audits and surveillance shall be documented.

     (5) Corrective action stemming from the audit and surveillance findings shall be implemented in a timely manner not to exceed 6 months from the date of the finding. Implementation and effective evidence of the corrective action(s) shall be verified by surveillance within 12 months of the finding.

A009 QA/QC Program Plan.
A010 QA/QC Procedures Manuals
A011 Quality Inspection/Quality Deficiency Report.

5.10  PROCUREMENT (CWBS 1.9.

5.10.1  Purchases
There is an initial quantity of spare and repair parts at the CDTF which will be provided as GFE. Beyond this initial stockage, the SCT shall procure all spare parts, subject to Contracting Officer approval, as required to support the SCT's activities. The SCT shall determine the equipment and supply requirements for this contract. The SCT shall plan out and record the purchase of all the equipment, materials, and supplies required to provide training, operate and maintain the CDTF. The SCT shall prepare procedures for selecting offerors and for preparing specifications, proposal evaluation procedures and acceptance criteria. The procedures shall also define tasks to be accomplished and the methodology to be used to establish schedules, assign organizational responsibilities, define interfaces with other contractors and Government agencies and delineate resources to be used. The plan shall include cataloging, receipt, issue, QC and disposal of facility equipment, materials, spares, repair parts, bulk materials and consumable. The SCT shall determine and record the transportation and storage requirements at the site. The SCT shall determine what vendor field services are required during the life of the contract to train the trainers and provide facility support. The SCT shall develop an overall schedule showing required dates, lead times, award dates and procurement actions. After approval of the plan by the Contracting Officer, the SCT shall procure the equipment IAW the provisions of the plan. The SCT shall assure that a verifiable audit trail is maintained for all procurement functions. The method of procurement shall be governed by FAR 52.244-1 Subcontracts Firm Fixed Price (FFP) (Apr 91) and FAR 52.244-2 ALT I, Subcontracts (Cost Reimbursement and Letter Contracts) (Jul 85) respectively.

CDTF-A012  Equipment Acquisition and Installation Plan

5.10.2  SUPPLY

5.10.2.1 The SCT shall plan for and provide maintenance and supply support to CDTF operations IAW the plans and procedures prepared under Section C, paragraphs 5.3, 5.9 and 5.10.1 and approved by the Contracting Officer, to include the Maintenance Plan, Maintenance Procedures, and the Root Cause Analysis Procedures. The SCT shall provide a maintenance staff who are qualified and properly trained to perform their assigned duties.
5.10.2.3 The SCT shall provide and implement a Maintenance Management Information System (MMIS) for maintenance support to include maintenance scheduling, work order preparation, and spare parts management and inventory control by direct access to the MMIS. The SCT shall procure the MMIS to include the Creative Management Systems software known as the Computer Assisted Manufacturing System (CAMS) program. The SCT shall enable the MMIS to interface with the CSDP central warehouse MMIS.

5.10.2.4 The SCT shall provide all necessary items to support facility operations and maintenance such as repair parts, tools, supplies, materials,

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

except as listed in other parts of the contract. The SCT shall be responsible for timely ordering, receipt, and storage of all required materials and supplies. A typical list of spare and repair parts is provided in Section J Attachment 15 CDTF Spare Parts List

5.10.2.5 The SCT shall be responsible for the on going provision of all spares, repair parts, and consumable including the receipt, inspection, storage, accountability, disposition, and documentation for all provisioning items and operating supplies.

CDRL A012 - Equipment Acquisition and Installation Plan

5.11  STORAGE AND WAREHOUSING

5.11.1 The SCT shall conduct all warehouse activities to store the GFE, CAE, spare parts, and any other supplies or materials as may be required for the life of the contract. The warehouse Building E5060 has been set aside for CDTF materials storage and consists of about 10,000 square feet of indoor storage. Any additional space required is the responsibility of the SCT including environmental conditioning as needed. The SCT shall arrange for and operate any additional storage areas if necessary.

5.11.2 The warehouse shall be operated IAW the Property Control System Description (CDRL_A013); see Section C, paragraph 5.14. All hazardous materials storage shall be IAW Army, OSHA, and local safety regulations.

5.11.3 The SCT shall provide for storage of all materials and equipment.
Storage rooms shall be kept orderly, clean and dry. The temperature and humidity shall be maintained within the required limits defined by the specifications or recommendations of the manufacturer. If necessary, electrical instrument materials and equipment containing electrical instrumentation shall be stored in a special location affording effective safeguards against damage, and protection from deterioration due to humidity. The warehouse space used for items requiring special care to prevent condensation shall be equipped with sufficient climate controls to maintain a temperature in the warehouse as required by the applicable specifications. The SCT shall provide within the warehouse such storage facilities as bins and shelves for smaller items and parts. Areas shall be designated by letter or description for convenient identification and a record shall be kept where all materials and equipment are stored. Where painted surfaces have been scratched or marred during unloading, the affected areas shall be thoroughly cleaned and painted in accordance with the appropriate equipment specification. Corrosion-resistant metal and plated surfaces shall not be painted. The SCT shall maintain the painted surfaces of equipment in storage. On machine-finished surfaces, where the rust preventive compounds have been scraped or scratched off during shipping and unloading, the affected area shall be treated with the same types of compounds as those initially used by the manufacturers, or an equal, acceptable to the Contracting Officer. Treating of such surfaces shall be performed immediately after storage and as required thereafter. Parts are to be placed in a position so that the machined surfaces can be easily inspected and required maintenance can be executed. If it becomes necessary to place machined surfaces directly on timber supports (only if approved by the Contracting Officer), the contact surfaces between timbers and machined surfaces shall be separated by an approved oxidation prevention type paper in addition to the preservatives as required above for the machined surfaces.

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

CDRL A013 - Property Control System Description

5.12  CONFIGURATION MANAGEMENT

5.12.1 The SCT shall exercise configuration management for plans, procedures, specifications, training materials, software and drawings of the CDTF project. The SCT shall conform to the programmatic requirements for ECP control as defined in the CSDP Configuration Management Plan (Section J, Reference 19). The SCT shall participate in the meetings of the Field Configuration Control Board (FCCB) and shall be available to participate in the PMCD Configuration Control Board as required. Major subcontractors (whose subcontract has a total dollar value is of $2,000,000 or greater including option) shall also participate and cooperate with the Configuration Control Requirements

5.12.2 The SCT shall coordinate all Engineering Change Proposals (ECP) which originate from their organization or subcontractors, and those received from the Government. The SCT shall operate a system to track the ECPs which shall consist of a computer-based system with appropriate software. For the purpose of costing, the offeror should assume that there will be 250 unique ECPs for UMCDF, PBCDF and ANCDF (750 total) and 20 unique ECPs for BGCDF, ABCDF and NECDF
(60 total).   The SCT shall submit procedures for preparing and processing ECPs
(CDRL A010) and for the ECP tracking method. The SCT shall brief the Government periodically on the status of ECPs and shall be thoroughly familiar with each ECP action and its status. The SCT shall assure that no changes are made to the equipment and facility design or the system, except by Government approved ECPs and their implementation is authorized by the Contracting Officer.

5.12.3  The SCT shall execute ECPs as follows:

5.12.3.1. Changes to the established baseline design shall be minimized, and shall be made only to ensure safety, or for correcting errors, resolving deficiencies or conflicts in order to achieve operational requirements, improving operations or performances, complying with revisions in emission standards or other regulatory requirements, substantially reducing cost or schedule, or applying value engineering. It should be noted that baseline design drawings constitute the baseline design configuration at the start of the program. The SCT shall prepare an ECP for any new equipment to be installed at the CDTF. The SCT shall record all directed changes to the baseline design by means of red-lined drawings and specifications.

5.12.3.2. Only when there is an approved ECP, and implementation is approved by the Contracting Officer, is a change to the baseline design authorized.

5.12.3.3. All life cycle cost and schedule impacts must be submitted in an ECP. Drawings impacted by such an ECP shall be listed as well as cost by funding type and contract type. The SCT shall submit with the ECP a detailed cost estimate which includes all life-cycle costs.

5.12.3.4. Once approved, the scope of an ECP can not be changed without the approval of the Contracting Officer. This includes scope changes to meet the approved funding.

CSDP CDRL A014 - Engineering Change Proposals
CSDP CDRL A015 - Red Lined Drawings
CSDP CDRL A016 - Configuration Control Plan

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

5.13  PROTOCOL

5.13.1 The SCT shall completely coordinate its protocol activities with the Contracting Officer or the designated representative, and shall not, under any circumstances, release information to the public without first receiving permission from the Government. The SCT shall make all travel arrangements for their own personnel after approval by Contracting Officer. For the purpose of proposing, the offeror should assume there are three (3) large assemblies per year, requiring the running of two (2) demil lines for a day. There will also be 12 tours a year requiring the operation of at least one (1) demil line. The Government is the official public affairs office for the CDTF.

5.13.2  The SCT shall execute the following activities at the CDTF site:

5.13.2.1. Assist the PM Cml Demil in providing professionally prepared briefings on the plant layout, process and current activities, as directed by the Government, to visiting DoD, Congressional, or other personnel.

5.13.2.2. Assist the PM Cml Demil in Providing professional tours of the CDTF site to visiting DoD, Congressional, or other personnel.

5.13.2.3. Assist the PM Cml Demil in preparing for important DoD presentations, public meetings, and special visits by setting up briefing areas, preparing agendas, and providing meeting materials (pads, papers, name tags, etc.).

5.13.2.4. Assist the PM Cml Demil in preparing for visits of foreign dignitaries or for the proper coordination with treaty verification teams. This shall include, but not be limited to, the acquisition of foreign language translation experts.

5.13.2.5. Operate Government owned briefing equipment to include, as a minimum, a free standing tripod style easel, three view-graph projectors (with rolling cart), two VHS standard VCRs with play/record capability, two color monitors, a computer overhead projector interface device and a large dry erase marker board with "dry markers" of various colors. This briefing equipment shall be arranged with appropriate briefing furniture for up to 350 people in the assembly room and up to 35 people in the Seminar room. The SCT shall be responsible for the set up of the Assembly Room, Seminar Room and Class Room Space.

5.13.2.6. Maintain an area for a static display of inert examples of the various types of chemical weapons (provided by the Government) to be demilitarized at the CDF(s). The SCT shall provide space for a static display of the model of the MDB, furnaces, PASs and other models and any associated photographic displays.

5.13.2.7. Provide briefing materials such as videotapes, view-graphs, and hard copy briefing sheets.

5.13.2.8. Periodically operate, at the direction of the Government, video cameras and a 35mm camera to take moving/still pictures of the CDTF and its supporting operations as required to answer DoD/public requests for information. The video cameras and the 35mm camera are provided to the SCT (Section J, Attachment 16 CDTF Inventory List)

5.13.2.9.  Maintain the video and photographic equipment.

5.14  PROPERTY ADMINISTRATION

The SCT shall establish a property control system in accordance with the Government property clause, Federal Acquisition Regulation (FAR) and subpart
45.5. The SCT shall submit a written property control system for approval to serve as a basis for this program and shall establish an Inventory Control and Property Accountability Record to maintain a record of all Government and SCT acquired equipment in accordance with the referenced FAR cites. This plan shall be approved by the Contracting Officer. The SCT shall ensure that the plan is kept current.

A013 Property Control System Description Plan

5.15  SAFETY/SECURITY   (CWBS 1.9.15)

The following applicable publications relate to general safety requirements to which the SCT must adhere. In case of conflict, the most stringent requirement shall apply.

    A.  OSHA Part 1910      Occupational Safety and Health Standards & Standards
                            (Section J, Reference 40)

    B.  USACMDA Reg. 385-1  Chemical Demilitarization Safety Program (Section J,
                            Attachment  17)

    C.  AMC 385-100         Safety Manual

    D.  APG-R 385-4         The APG safety and Occupational Health Program
                            (Section J, Attachment 18)

B. All safety accident reporting, notice of violations, audits and corrective action shall be coordinated with APG, as well as the Contracting Officer and the PM Cml Demil.

5.15.1  ACCIDENT PREVENTION PLAN (APP)

The SCT shall determine what engineering controls, methods and procedures as an integral part of the CDTF operations are required to prevent accidents at the CDTF for the SCT's workforce and the students. The SCT shall prepare and submit for Government acceptance an APP (CDRL A017) in conjunction with the SSIP and the Chemical Demilitarization Safety Program, PM Cml Demil Reg. 385-1 (Section J, Reference 43) AMC 385-100, APG R 385-4. The APP shall detail the SCT's plan for prevention of both personal injury and damage to equipment and facilities from industrial related accidents at the CDTF project (CDRL A018 and CDRL A019). The SCT shall analyze the Government furnished APP and determine the changes necessary. (Section J, Reference 133 CDTF APP). The SCT shall analyze the APP and determine if changes are needed annually or when an accident occurs.

5.15.1.2.  LOST TIME ACCIDENT PROCEDURE

The SCT shall develop a lost time accident procedure consistent with USCMDA Policy Statement 25: Accident Reporting, Investigating and Records. A lost time accident is any accident which is a recordable occupational injury or

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

illness which results in:

     a. Fatality, regardless of the time between the injury and death or the length of the illness; or

     b. A lost workday case, other than fatality that results in a lost workday; or

     c. A nonfatal case without a lost workday which results in transfer to another job or termination of employment.

     d. Definitions of terms shall be as found in 49 CFR Part 1904.12 (or its successor as it may be changed from time to time).

CDRL A017 - Accident Prevention Plan
CDRL A018 - Accident Exposure Summary
CDRL A019 - Accident Report

5.15.2   EMERGENCY RESPONSE

A. The SCT shall analyze the Emergency Response needs at the CDTF. The SCT shall then plan the responses required. The SCT shall coordinate any actions identified with emergency response with the APG Disaster Control Plan. The SCT shall utilize the response identified in the past emergency response plan as principle. (Section J, Reference 134 APG Disaster Control Plan as a guide and the CDTF Emergency Response Plan GPS-0001.) The SCT shall address all of the following in their emergency responses.

     1.  The method of transportation during evacuation.

     2. The method that the SCT shall use to warn employees about the evacuation (i.e., siren, horn, and etc.)

     3.  Evacuation routes.

     4.  Method of accounting for all personnel during evacuation.

B. The emergency response procedures shall be coordinated with the APG Emergency Response Plans. The Emergency Response Plan shall be reviewed annually and updated as directed by the SCT's System Safety Manager or the Contracting Officer. The SCT shall also submit the Emergency Response Plan. The SCT's emergency response authority shall be limited to the area around and in the CDTF buildings (E4516, E45M1, E45M2, E45M3, E45M4, AND E5060)

CDRL A020 Emergency Response Plan

5.15.3  GOVERNMENT SAFETY INVESTIGATIONS

The SCT shall cooperate with the Government in any inquiry or investigation of any incident or contingency. The SCT's cooperation may include giving testimony, reviewing data, serving as a member of the investigation team, and writing reports, as directed by the Contracting Officer.

5.15.4 OPERATIONAL READINESS EVALUATIONS (ORE)

     The SCT shall participate in and host Operational Readiness Evaluations

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

(ORE) conducted by the Government. Such reviews determine the status of the SCT's progress in preparation of the facility and personnel for training operations. A description of the ORE and its requirements is presented in PM Cml Demil Policy Statement No. 28 - Pre-operational Surveys and Operational Readiness Evaluations (Section J, Reference 35) and USACMDA R 385-1. The SCT shall determine what corrective actions are required and implement the approved corrective action on any ORE (Section J, Exhibit C) findings. The SCT shall catalog all of the ORE corrective actions for all Category I findings after the completion of the ORE or as directed by the Contracting Officer. The SCT shall prepare a record of ORE corrective actions for all Category II findings 30 calendar days after completion of the ORE. Follow-up reports shall be submitted every 30 calendar days until all Category II findings are closed out. The follow-up reports shall be submitted as interim technical reports. When all Category I and II findings are closed out, the final report shall be submitted and shall include the ORE Worksheet II (Section J, Exhibit C).

CDRL A021- Notice of Corrective Action Report

5.15.5  PRE-OPERATIONAL SURVEY (PREOP)

5.15.5.1 The SCT shall participate in and host a pre-operational survey (Section J, Exhibit C) conducted by the Government. The pre-operational survey will be conducted in accordance with USACDRA 385-1. This pre-operational survey must be successfully completed before the SCT can begin training operations. No new students shall be trained at the CDTF until satisfactory completion of the pre-operational survey findings. The pre-operational survey reviews training operations, CDTF work force training and certification, spare parts and inventory systems, safety systems, environmental compliance systems, emergency responses, and the facility management system. Government personnel will evaluate training activities and will direct necessary improvements or corrections. When the necessary improvements or corrections have been accomplished by the SCT, the SCT shall notify the Government in writing via Notice of Corrective Action Report CDRL A021. A pre-operational survey of the laboratory shall also be performed before training operations can begin in building E45M4.

5.15.5.2. The SCT shall submit the report of PREOP corrective actions for all Category I findings after the completion of the PREOP or as directed by the Contracting Officer. The SCT shall submit the report of the PREOP corrective actions for all Category II findings 30 calendar days after the completion of the PREOP. Follow-up reports shall be submitted as interim technical reports. When all Category I and II findings are closed out, the final report shall be submitted, and shall include the PREOP Worksheet II (Section J, Exhibit C).

5.15.5.3 It shall be the SCT's responsibility to develop and implement acceptable solutions with the Government engineering team to resolve identified problems. The pre-operational survey shall be conducted at the completion of the instructors successfully demonstrating their skills in operation and maintenance of the equipment.

CDRL A021 - Notice of Corrective Action Report

5.15.6  OCCUPATIONAL HEALTH AND HYGIENE PLAN (OHHP)

The SCT shall be familiar with and comply with all applicable OSHA safety standards. OSHA standards are subject to change and such changes may well

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

affect the Contractor in his performance of the work under this contract. It shall be the Contractor's responsibility to become acquainted and comply with all such changes and the effective date of such changes.

Potential hazards shall be identified and quantified as to extent of potential exposure, adequacy of present controls, and recommendations for further controls or elimination of hazards. The OHHP shall provide procedures for ensuring corrective action implementation. In accordance with the latest OSHA requirements, all chemical laboratories are required to develop and follow a laboratory chemical hygiene plan.

CSDP CDRL A022 - Occupational Health and Hygiene Plan

5.16  DATA CONTROL (CWBS 1.9.16)

5.16.1  DOCUMENT CONTROL

5.16.1.1 The SCT shall provide for the control of all CDTF project generated data and documents, as well as for other documents determined to be useful to the CSDP and Non-Stockpile programs. In order to accomplish this, the SCT shall maintain and operate a Data and Document Control Center (DDCC) on-site in order for all Government, Government Support, and SCT personnel, and the public to have easy access to these documents. This effort shall begin on 1 Oct 96. The DDCC shall collect, store, retrieve, and disseminate data and information necessary to support all Phases of the CSDP and Non-Stockpile programs. The DDCC shall serve as technical library, vendor data library, technical information center and an operations data library for data generated by the data acquisition and evaluation system. The DDCC includes all the data retention and support functions which were formerly (prior to 1 Oct 95) a part of the separate Technical Information Center (TIC).

5.16.1.2 As a guide the following documentation may be considered for retention at the DDCC.

     a. Test reports/plans pertaining to all of the CDTF contracts, such as reports on the testing of concrete, hydrostatic testing, passivation of piping, equipment acceptance test reports, and trial burn reports.

     b.  A current copy of the contract containing all modifications.

     c. A copy of all Federal, State, local installation, DoD and Army regulations governing the CDTF, and all Stockpile and Non-Stockpile projectts, to include all references in this solicitation and a copy of all applicable codes.

     d. A copy of the Programmatic Environmental Impact Statement and the CSDP EIS and a copy of the Environmental Assessment of the CDTF, TOCDF, JACADS and all Stockpile and Non-Stockpile projects and the record of the Finding of No Significant Impact.

     e. A copy of the baseline as built drawing package for the CDTF, and Stockpile and Non-Stockpile projects.

     f. A copy of the updated as built drawings for the CDTF, and all Stockpile and Non-Stockpile projects.

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

      g. A copy of all CDTF, and all Stockpile and Non-Stockpile project procurement specifications.

      h.  A copy of all data obtained from the SC-CDF(s)

      i.  A copy of all deliverables as called for by the contract.

      j.  A copy of all correspondence pertaining to the contract.

      k.  GFE vendor data to include manuals, drawings, and specifications.

      l. SCT procured equipment vendor data, drawings, manuals, and specifications.

      m.  All data/reports required by specifications.

      n. All data and materials that were identified as part of the DDCC on 1 OCT 96 or their updated copies. (The functions of the Technical Information Center have been incorporated into the DDCC as of 1 October 1995)

5.16.1.3 The SCT shall manage documents IAW NARA Bulletin 91-4 (Section J, Reference 17) which shall assure the proper turn-in and retention of valuable project records.

5.16.1.4 In order to manage these documents, the SCT shall have a computer system, with appropriate monitors, laser printers, data base/library and word processing software, and with the system networked to other project management systems. The SCT shall also provide a microfiche reader/printer capable of reading standard microfiche aperture cards (positive and negative) and capable of printing copies in an 11 x 17 inch maximum format. The reader/printer shall be capable of using materials on microfiche or aperture cards to maximize data exchange and lessons learned. The SCT shall log into the record database new documents when they are received. The database is a computerized indexing system used to identify, catalog, and locate all documents within the DDCC. The SCT shall maintain and update the database to ensure access and retrievable of DDCC materials. The SCT shall update the user's Guide on an as required basis. The SCT shall send an electronic message to demil mail User's identifying when a new document is added to the DDCC.


5.16.1.5. The SCT shall assist users of the DDCC in locating documents and assure that all items are neatly labelled and systematically shelved and/or filed.

5.16.1.6. The SCT shall subscribe to a limited number of periodicals and obtain other documents on a not to exceed $5,000 per year basis.

5.16.1.7  Conferences

Period meetings shall be scheduled whenever requested by the contractor or directed by the Contracting Officer for the resolution of questions or problems encountered in the Performance of the work. The contractor and/or the appropriate representative(s) shall be required to attend and participate in all conferences pertinent to the work required under this contract as directed by the Contracting Officer. The contractor shall record all significant conferences, phone conversations, discussions with the Government representatives and other CSDP and Non-Stockpile contractors. The records of these events shall identify the contract number, subject, and paragraph

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

reference if applicable, and participating personnel.

5.16.2  NETWORK ANALYSIS SYSTEM (NAS)

The SCT shall develop, submit for approval, and maintain a computerized master NAS for all components of this contract. The NAS shall have three major components which include training development, training operations, and closure. The three components shall be separate NAS units that shall be integrated into one master. The Training Operations NAS shall be developed in detail first; then as work progresses, the details of the other components shall be added.
The requirements for the NAS system are included to assure adequate planning and execution of the training development and operational requirements. The SCT shall also assure that the testing efforts do not interfere with the training effort. The NAS is to be used to assist the Contracting Officer or the authorized representative in appraising the reasonableness of the SCT's schedules and evaluating progress. The NAS shall be developed using the Contract Work Breakdown Structure (CWBS) that complies with paragraph 3.2.1 (CDRL CDTF A002 ). The NAS shall be through level 5 for all non-training and testing activities. The SCT shall extend to the NAS down to the 6th level (or to the level necessary to show the students schedule) for the training activities when required.

CDRL A023 - NAS Report

5.16.3  MANAGEMENT INFORMATION SYSTEM (MIS)

5.16.3.1 The SCT shall, using terminology, CWBS items, and descriptions identical to the NAS (see Section C, paragraph 5.16.2), shall develop a MIS.
The MIS shall be developed using IBM PC compatible software package, which is capable of producing standard ASCII delineated format to facilitate the interchange of cost data between the SCT and the Government. The SCT shall determine the feasibility of utilizing the existing equipment at the CDTF ( Section J Attachment 16). The SCT shall provide a file server base Local Area Network (LAN) to facilitate communications between the SCT and Government. In order to operate the software package, the SCT shall provide a data management system. To develop and operate this system the SCT shall provide appropriate personnel. The SCT shall be responsible to create a cost reporting system which reports activities of each level four CWBS item and which shall meet the Army requirement for CPR (see paragraph 3.2 and CRDL A003). Under this reporting system the SCT shall be responsible to coordinate thoroughly with the NAS.

5.16.3.2.  The MIS shall be updated and reissued IAW CDRL A003 and A002        .
The MIS shall be used to depict cost during each Phase of the project and shall be used as the primary briefing tool during IPR.

5.16.4  AUTOMATED DATA PROCESSING EQUIPMENT (ADPE) PLAN

5.16.4.1. The SCT shall determine the Automated Data Processing (ADP) requirements of the SCT's organization. The SCT shall plan out the tasks to fulfill the ADP requirements and document the results. The plan shall emphasize that all computer purchases made by the SCT under this contract are the property of the Government. Therefore, this plan will be reviewed by the COR and submitted for approval to the PA.

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

5.16.4.2. The SCT cannot purchase computer equipment without the approval of the PA. Approval of additional computer equipment shall be routed to the Government by a modification to the ADPE Plan and by the appropriate Government review and approval.


5.16.4.3.  For the purpose of acquisition of ADPE (as defined in 40 USC Sect.
759) by the SCT, the SCT shall follow the guidelines prescribed at DFARS 239.73. The SCT shall follow these provisions notwithstanding any determination of Brooks Act or Warner Amendment Exemption.

CDRL A024 - Automated Data Processing Equipment Plan

5.16.5  REPRODUCTION, PRINTING, AND TELEFACSIMILE EQUIPMENT

The SCT shall provide, operate and maintain its own printing, reproduction and telefacsimile equipment on the CDTF site. The purchase of this equipment shall
be closely coordinated with the PA.   The SCT shall justify any equipment or
replacement required. (The list of available equipment is listed in Section J Attachment 16 CDTF Inventory List)

5.17  ENVIRONMENTAL COMPLIANCE

5.17.1. The SCT shall be responsible for implementing the provisions of the Environmental Compliance Plan (CDRL A025). The SCT shall be responsible for the environmental management of the CDTF through out the life of the contract. The SCT shall be responsible for ensuring the corrective action of any environmental non-compliance and for spill response and reporting. In order that the SCT shall fully understand the complexity of the environmental requirements, the SCT shall review CDTF Environmental Compliance Plan (Section J, Reference 135 CDTF Enviornmental Plan. The SCT shall ensure environmental compliance and report this compliance in accordance with: APG R-200-5 and APGR-200-2, Chapter 4, para 4-4, and APG R-200-3 paragraph 5-3, APG R-200-3 APG R-200-30, APG R-200-41, APG
R-200-50, AMC R-385-1, and APG R-420-1 The reporting times and Frequencies are identified in Section J Attachment 19 Enviornmental reporting Times)

CDRL A025 - Environmental Compliance Plan
CDRL A005 - Letter Report

5.17.2  COORDINATION

5.17.2.1. The SCT's shall coordinate its efforts with their subcontractors; the APG Commander, or the designated representatives; PM Cml Demil; and the Contracting Officer or the authorized representative.

5.17.2.2. All required environmental reports shall be submitted to the APG Commander for submission to the regulators.

5.17.2.3. In the event of a reportable spill, the SCT shall immediately notify the APG representative and implement the SCT's Emergency Response Plan.

5.17.3 AUDITS

  The SCT shall be responsible for coordinating and conducting environmental audits on a periodic basis. These audits shall include the

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audit/inspection of all operations, record keeping, and management to determine compliance with all federal, state, local and Army and DOD environmental laws, regulations, and environmental permits. Audits shall include, but not be limited to, the following areas: operations, maintenance, training, inspections, containers, tanks, waste management, waste minimization, manifests, contingency plan, reporting, monitoring, and record keeping. The SCT shall perform Environmental Audit and record the result in CDRL A026.

CDRL A026 - Environmental Audit Report

5.17.4.  REGULATORY REQUIREMENTS

The SCT shall be responsible for compliance with the specific requirements of Storm Water Drainage Permits as well as all applicable laws, regulations and permits which include but are not limited to Federal, State, and local laws, regulations, permits, environmental impact documentation or other regulatory documentation and DOD and Army regulations.

5.17.5  NONCOMPLIANCE

5.17.5.1 The SCT shall immediately inform the Contracting Officer and the designated Government representatives (APG and PM Cml Demil) of any noncompliance situation and submit, in writing, the Environmental Noncompliance Report (CDRL A027) within 48 hours. The SCT shall submit a Remediation of Environmental Noncompliance Situation (CDRL A028) report after implementation of the remedial action.

5.17.5.1 The Environmental Noncompliance Report shall include the following: date and time, materials involved, circumstances surrounding the noncompliance, corrective actions (if they are taken by the time that the report submission is required), and any other necessary information. The Remediation of Environmental Noncompliance Situation report shall describe in detail the action taken to remedy a noncompliance situation, and shall include all details of the situation as given in the noncompliance report. As a minimum, both reports shall be submitted annually, even if no noncompliance or recommendations have occurred or have been undertaken. In the event of a noncompliance, reports shall be submitted IAW the CDTF RCRA Permit and Application. The SCT shall report non-compliance incidents consistent with APG R-200-60

CDRL A027 - Environmental Noncompliance Report
CDRL A028 - Remediation of Environmental Noncompliance Situation

5.17.6  WASTE MANAGEMENT

5.17.6.1 The SCT shall manage all facility wastes (hazardous and non-hazardous) IAW AR 200-1, Environmental Protection and Enhancement; AR 420-47, Solid and Hazardous Waste Management; and Executive Order 12780 (31 Oct 91), Solid Waste Recycling Programs, Part 3, Section 302.

5.17.6.2. The SCT shall collect, characterize, containerize, label, transport to appropriate storage area, store, and manifest all waste. The SCT shall provide waste containers.

6.0  CLOSURE (CLIN 0004 CWBS 1.10)

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6.1.  CONCEPT OF CLOSURE OPERATIONS

The SCT, after receipt of Government Guidance, shall determine the concept and plan for closing the CDTF. The SCT shall document the plan for closing the CDTF.

CDRL A029 - Decommissioning Plan

6.2  ORGANIZATION

The SCT shall prepare and implement an organization for closure operations IAW the Decommissioning Plan as required in Section C, paragraph 6.1. The SCT shall include in the Decommissioning Plan (CDRL A029) its organization for implementing the closure requirements.

CDRL A029- Decommissioning Plan
7.  GOVERNMENT PROVIDED SERVICE

7.1  FIRE PROTECTION

Fire protection services will be provided by the APG Fire Department. The Government will maintain the fire alarm system that transmits the fire alarm to the APG fire department.

7.2  CALIBRATION BY USE OF TEST, MEASUREMENT, AND DIAGNOSTIC EQUIPMENT

The Government has capability for Calibration By Use of Test, Measurement, and Diagnostic Equipment (TMDE) at APG. The list of equipment which the Government supports is provided in Section J Attachment 20 CDTF GOVERNMENT TMDE

7.4  LAUNDRY SERVICE

The Government will provide laundering services for both rubber goods and cotton goods. However, the SCT shall be responsible for the collection of laundry at the CDTF and the accounting for laundered items. The SCT shall be responsible for the delivery of laundry to, and the pickup of laundry from, the cotton goods
laundries.   The SCT shall operate a truck (see Section C, paragraph 5.3.1) to move the laundered items. The SCT is responsible for obtaining the cotton goods and rubber goods.

7.5  FOOD SERVICES

The SCT shall have access to all food service areas at APG, such as community club and cafeterias. The Government will provide for vending machines within the administrative area and lunch room. The SCT shall encourage the work force to bring their own meals. The Government will not reimburse for SCT provided meals.

7.6  UTILITY MAINTENANCE

The Government will provide routine maintenance of all electric utility lines leading to and including sub-stations U & V. The Government will provide for telephone line maintenance from the building out to the telephone switch. The Government will maintain all the water and sewer lines outside of the CDTF Complex.

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7.7  HOOD CERTIFICATIONS

The Government will provide hood certification for the hoods in the laboratory on a semi-annual basis.



NOTES:
------


(1) Deliverables due on Contract DAAA09-96-C-0019 will start from 1 October 1996.

(2) Any reference in the Scope of Work to multiple configurations should be changed to single configuration.



The Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule identified in the Table of Contents of this Contract.

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